UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21619

Nuveen S&P 500 Buy-Write Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Annual Report December 31, 2014

BXMX

Nuveen S&P 500 Buy-Write Income Fund

DIAX

Nuveen Dow 30SM Dynamic Overwrite Fund

SPXX

Nuveen S&P 500 Dynamic Overwrite Fund

QQQX

Nuveen Nasdaq 100 Dynamic Overwrite Fund

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund's investment adviser, Nuveen Fund Advisors, LLC ("NFAL") and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $851 billion in assets under management as of December 31, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen is operating as a separate subsidiary within TIAA-CREF's asset management business.

Table

of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Share Information	12
Risk Considerations	15
Performance Overview and Holding Summaries	16
Shareholder Meeting Report	24
Report of Independent Registered Public Accounting Firm	27
Portfolios of Investments	28
Statement of Assets and Liabilities	60
Statement of Operations	61
Statement of Changes in Net Assets	62
Financial Highlights	64
Notes to Financial Statements	66
Additional Fund Information	80
Glossary of Terms Used in this Report	82
Reinvest Automatically, Easily and Conveniently	83
Annual Investment Agreement Approval Process	84
Board Members & Officers	97

Nuveen Investments

Chairman's Letter

to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market's bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as begin to set expectations for a transition into tightening mode.

The story outside the U.S., however, was different. European growth was stagnating and Japan fell into a recession, contributing to the bouts of volatility in their markets. China's economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China's standards. Compounding these concerns were a surprisingly steep decline in oil prices, the U.S. dollar's rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and potentially Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market's ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
February 23, 2015

Nuveen Investments

Portfolio Managers'

Comments

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

During the current reporting period, the Nuveen Funds' Board of Directors/Trustees approved a series of proposals designed to simplify and enhance the appeal of its suite of equity option covered call closed-end funds and the proposals were approved at special shareholder meetings. As of December 22, 2014, the following changes were implemented:

The assets of the Nuveen Equity Premium Opportunity Fund (JSN) merged into Nuveen Equity Premium Income Fund (JPZ) and was reorganized into a single new fund, the Nuveen S&P 500 Buy-Write Income Fund (BXMX). BXMX continues to be managed by Gateway Investment Advisers, LLC (Gateway) and utilizes JPZ's investment mandate. Kenneth H. Toft and Michael T. Buckius remain as the co-portfolio managers.

The assets of the Dow 30SM Premium & Dividend Income Fund Inc. (DPD) were merged with the assets of the Dow 30SM Enhanced Premium & Income Fund Inc. (DPO) and merged into a new Fund, Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX). DIAX features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments, Inc. Keith Hembre, CFA, and David Friar serve as portfolio managers. DIAX will retain DPD's and DPO's underlying equity strategy seeking to replicate the price movements of the Dow Jones Industrial Average Index, and will employ a dynamic call option overwrite strategy and will not employ leverage.

The assets of the Nuveen Equity Premium & Growth Fund (JPG) were repositioned and renamed Nuveen S&P 500 Dynamic Overwrite Fund (SPXX). During the majority of the reporting period, JPG was managed by Gateway Investment Advisers, LLC with Kenneth H. Toft and Michael T. Buckius serving as co-portfolio managers. After the repositioning, SPXX is managed by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments with Keith Hembre, CFA, and David Friar serving as portfolio managers. SPXX retains JPG's underlying S&P 500 Index portfolio strategy, but employs a dynamic call option overwrite strategy.

The assets of the Nuveen Equity Premium Advantage Fund (JLA) were merged with the assets of the NASDAQ Premium Income & Growth Fund Inc. (QQQX) and merged into a new Fund, Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX). QQQX continues to be managed by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments, Inc. with Keith Hembre, CFA, and David Friar serving as portfolio managers. The repositioned Fund retains its NASDAQ 100 Index based underlying portfolio strategy, and employs a dynamic call option overwrite strategy.

Here the portfolio managers discuss economic and market conditions, their management strategies and the performance of the Funds for the reporting period, as well as the positioning of the Funds going forward.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments

Portfolio Managers' Comments (continued)

What factors affected the U.S. economy and the financial markets during the twelve-month reporting period ended December 31, 2014?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed's 2% longer-run goal. However, if economic data shows faster progress toward the Fed's employment and inflation objectives than currently anticipated, the Fed indicated that the first increase in the fed funds rate since 2006 could occur sooner than expected.

In the fourth quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at a 2.6% annual rate, compared with 4.6% in the second quarter and 5.0% in the third quarter of 2014. The decline in real GDP growth rate from the third quarter to the fourth quarter primarily reflects an upturn in imports, a downturn in federal government spending, and decline in exports. These were partly offset by an upturn in consumer spending. The Consumer Price Index (CPI) rose 0.8% year-over-year as of December 2014, while the core CPI (which excludes food and energy) increased 1.6% during the same period, below the Fed's unofficial longer term inflation objective of 2.0%. As of December 31, 2014, the national unemployment rate was 5.6%, the lowest level since July 2008, down from the 6.7% reported in December 2013. The housing market continued to post gains, although price growth has shown signs of deceleration in recent months. The average home price in the S&P/Case Shiller Index of 20 major metropolitan areas rose 4.7% for the twelve months ended November 2014 (most recent data available at the time this report was prepared).

As investor sentiment and risk aversion fluctuated throughout the reporting period, U.S. equities across the risk spectrum posted generally positive returns supported by solid corporate earnings, positive economic reports and continued accommodative monetary policy. During the first few months of this reporting period, the financial markets were unsettled in the aftermath of widespread uncertainty about the future of the Fed's quantitative easing program. Also contributing to investor concern was Congress's failure to reach an agreement on the Fiscal 2014 federal budget, which had triggered sequestration, or automatic spending cuts and a 16-day federal government shutdown in October 2013. As we moved into 2014, investors quickly shook off these issues and the current bull market in the U.S. entered its sixth year. Then, midway through the first calendar quarter, investors grew concerned about the dampening effects of severe winter weather on near-term growth, firmer language from the Fed regarding potential stimulus withdrawal and mounting tensions with Russia over its territorial assertions in Ukraine. The stock market experienced a rather quick and dramatic rotation away from higher growth, higher price/earnings ratio stocks that had performed so well in 2013 and into more defensive, value-oriented stocks. As we moved into the spring and summer months, equity markets again hit new highs as U.S. data improved and policy uncertainty was reduced. Most of the S&P 500® Index's return came after October 15th as the 7.28% decline from September 18th to October 15th brought the year-to-date return to just 2.40%. From October 15th to year-end, the S&P 500® Index advanced 11.02%, resulting in a full year return of 13.69%.

Volatility was low in 2014. Equity index option market volatility, as measured by the Chicago Board Options Exchange's (CBOE) Volatility Index (VIX), averaged just 14.17 for the year while falling as low as 10.32 and spending little time above

Nuveen Investments

its long-term historical average of 20. The VIX was relatively elevated in the fourth quarter, with two spikes into the 20s and a quarter average of 16.07. The companion measure for the NASDAQ 100 Index, the CBOE NASDAQ 100 Volatility Index, or VXN, averaged 16.05 for the year, slightly higher than the VIX.

What key strategies were used to manage the Funds during this twelve-month reporting period ended December 31, 2014?

BXMX

During the reporting period until December 22, 2014, JPZ and JSN invested in an equity portfolio and wrote (sold) index call options against all or a portion of the notional value of its stock portfolio. The premium generated by the index call options was intended to supplement the dividend yield on the underlying stock portfolio to support each Fund's distribution policy and to provide the potential for growth in value during rising markets and/or risk mitigation in the event of a market decline.

For JPZ, the equity portfolio sought to track the price movements of the S&P 500® Index. The JSN equity portfolio was invested to replicate the price performance of a custom index consisting of 75% S&P 500® Index and 25% NASDAQ 100 Index. JPZ and JSN actively wrote (sold) listed index call options against the entire value of their stock portfolios. The writing of call options on a broad equity index, while investing in a portfolio of equities, has the potential to enhance returns while exposing the Funds to less risk. Those portions of the Funds subject to the overwrite sacrifice some of their upside potential in return for premium received for the written index call options. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total returns relative to the comparative index. In rising markets, the options can hurt the Funds' total return relative to their comparative index.

On December 22, JPZ was combined with JSN and reorganized into the Nuveen S&P 500 Buy-Write Income Fund (BXMX). The combined Fund continues to be managed by Gateway. Gateway's approach maintains an approximately 100% option overwrite all the time, meaning index call options are written on approximately 100% of the value of the Fund's equity portfolio. This has the potential to offer attractive risk-adjusted returns with potentially lower return volatility than either an unhedged equity index investment or a dynamic overwrite approach, in return for more limited upside participation.

DIAX

During the reporting period until December 22, 2014, DPD's core equity strategy was to invest in a portfolio of equities designed to track the price movement of the Dow Jones Industrial Average (DJIA). As the DJIA is a price-weighted index, this was accomplished by holding an equal number of shares in each index component. The option overlay was designed to provide incremental cash flow and serve as a risk management strategy by lowering the overall beta of the Fund. Call options were written on all the stocks held in the portfolio, generally between 20%-60% of the notional equity exposure.

On December 22, 2014, DPD was combined with DPO and reorganized into Dow 30SM Dynamic Overwrite Fund (DIAX), a newly organized Fund. Nuveen Asset Management (NAM) varies the level of call option overwrite within a range of approximately 35% to 75%, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market's return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside protection.

The Fund currently expects to carry out its principal investment strategy by emphasizing single name options on individual stocks in the DJIA. It can also now employ an expanded range of options including index options on the DJIA and other

Nuveen Investments

Portfolio Managers' Comments (continued)

broad-based indexes and options on custom baskets of stocks in addition to exchange-traded funds (ETFs). The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

SPXX

During the reporting period until December 22, 2014, JPG invested in an equity portfolio and wrote (sold) index call options against all or a portion of the notional value of its stock portfolio. JPG sought to track the price movements of the S&P 500® Index. JPG's index option hedging activity was applied to 80% of equity portfolio valuation.

On December 22, 2014, JPG was reorganized into the Nuveen S&P 500 Dynamic Overwrite Fund (SPXX). The repositioned Fund is managed by Nuveen Asset Management (NAM). NAM will vary the level of option overwrite within a range of approximately 35% to 75% overwrite, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market's return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside protection.

The Fund currently expects to emphasize index call options on the S&P 500® Index and can also now employ an expanded range of options including index options on other broad-based indexes and options on custom baskets of stocks in addition to exchange-traded funds (ETFs) and single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

QQQX

During the reporting period until December 22, 2014, QQQX's core equity strategy invested in an optimized portfolio of equities designed to track the price movement of the NASDAQ 100 Index, a market capitalization weighted index. The option overlay was designed to provide incremental cash flow and serve as a risk management strategy by lowering the overall beta of the Fund. Index call options were written on approximately 20-50% of the Fund's net asset value (NAV).

On December 22, 2014, the Fund's investment parameters changed slightly. Nuveen Asset Management (NAM) will vary the level of call option overwrite within a range of approximately 35% to 75% overwrite, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market's return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside protection.

The Fund, in carrying out its principal options strategy, expects to primarily write index call options on the NASDAQ-100 Index and other broad-based indexes and can also now write call options on a variety of other equity market indexes and options on custom baskets of stocks in addition to exchange-traded funds (ETFs) and single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

How did the Funds perform during this twelve-month reporting period ended December 31, 2014?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for the Funds for the one-year, five-year, ten-year and since inception periods ended December 31, 2014. For the twelve-month period ended December 31, 2014, the Funds' shares at net asset value (NAV) underperformed their respective comparative unhedged equity indexes.

Nuveen Investments

BXMX

BXMX follows a strategy, which combines an investment in an underlying equity portfolio which tracks the movements of the S&P 500® Index with the sale of a mix of nearly at-the-money index call options. As the short call options advance to expiration, premium is earned. Premium earned during periods of market advance results in return for the strategy while premium earned during periods of market decline generally offsets at least a portion of the underlying portfolio's loss.

Prior to December 22, 2014, JSN followed a strategy which combined an investment in an underlying equity portfolio which tracked the movements of a blended benchmark of 75% S&P 500® Index and 25% NASDAQ 100 Index with the sale of a mix of nearly at-the-money call options on both indexes. As the short call options advance to expiration, premium is earned. Premium earned during periods of market advance results in return for the strategy while premium earned during periods of market decline generally offsets at least a portion of the underlying portfolio's loss.

The Fund sold call options on equity indices as per its stated strategy, with the notional amount of these options averaging approximately 99% of the Fund's assets. Since the performance of the underlying equities was positive during this period, the call options reduced performance, as would be expected for the strategy in periods of strong equity performance.

Equity market choppiness combined with below average Chicago Board Options Exchange Volatility Index (VIX) levels created challenges for the strategy. Low VIX levels meant less return-generating call premium cash flow was available during periods of market advance, while the periodic market losses were at times sufficiently large enough to erase a significant portion of the Fund's year-to-date return despite the downside protection provided by the strategy.

After the Funds were combined on December 22, 2014, BXMX continued to be managed by Gateway. Gateway will maintain an approximately 100% option overwrite all the time, meaning index call options are written on approximately 100% of the value of the Fund's equity portfolio. This has the potential to offer attractive risk-adjusted returns with potentially lower return volatility than either an unhedged equity index investment or a dynamic overwrite approach, in return for more limited upside participation.

DIAX

During the twelve-month reporting period ended December 31, 2014, the Dow Jones Industrial Average (DJIA) advanced 10.04%. Concurrently, implied volatility, which affects available option premiums on indexes, steadily declined throughout the year, though there was a spike in volatility in October, the Chicago Board Options Exchange Volatility Index (VIX) averaged 14.26 for the reporting period. The Funds' performance was constrained as low implied volatility reduced the amount of option premium available to earn during the reporting period.

The equity portfolio of DPD was constructed to substantially replicate the securities in the DJIA, and therefore the Fund's performance is expected to be very similar to this measure. As described previously, the Fund seeks to dampen the beta of the overall portfolio by selling call options on a pro-rata percentage of each security held in the portfolio. The options sold provide incremental cash flow in exchange for giving up the potential upside of each stock above the options strike price. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total returns relative to the benchmark. In sharply rising markets, the options can hurt the Fund's total return relative to the benchmark, which is what occurred during the reporting period. Also impacting performance was the decline in implied volatility during the reporting period, which negatively impacted the premiums received. As a result, while posting positive returns for the reporting period, the Fund underperformed its benchmark index, the DJIA.

After the Funds were combined on December 22, 2014, NAM slightly adjusted its strategy for DIAX and now varies the level of option overwrite within a range of approximately 35% to 75% overwrite, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market's return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to

Nuveen Investments

Portfolio Managers' Comments (continued)

offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside protection.

The Fund sold call options on equity indices as per its stated strategy, with the notional amount of these options averaging 39% of the Fund's assets. Since the performance of the underlying equities was very positive during this period, the call options reduced performance, as would be expected for the strategy in periods of strong equity performance.

SPXX

JPG followed a strategy which combines and investment in an underlying equity portfolio which tracks the movements of the S&P 500® Index with the sale of a mix of nearly at-the-money index call options. As the short call options advance to expiration, premium is earned. Premium earned during periods of market advance results in return for the strategy while premium earned during periods of market decline generally offsets at least a portion of the underlying portfolio's loss.

The Fund sold call options on equity indices as per its stated strategy, with the notional amount of these options averaging approximately 78% of the Fund's assets. Since the performance of the underlying equities was positive during this period, the call options reduced performance, as would be expected for the strategy in periods of strong equity performance.

Equity market choppiness combined with below average VIX levels created challenges for the strategy. Low VIX levels meant less return-generating call premium income was available during periods of market advance, while the periodic market losses were at times sufficiently large enough to erase a significant portion of the Fund's year-to-date return despite the downside protection provided by the strategy.

After the Fund was repositioned on December 22, 2014, NAM managed SPXX by applying a dynamic call option strategy that varies the level of option overwrite within a range of approximately 35% to 75% overwrite, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market's return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside protection.

QQQX

Before the Fund was repositioned on December 22, 2014, QQQX's objective was to seek to dampen the beta of the overall portfolio by selling call options on a percentage of the Fund's NAV. This strategy provides incremental cash flow to the Fund and also allows the Fund to participate in any equity market rally for the portion of the Fund's assets that are not included in the call overwrite, typically an amount corresponding to between 20% and 50% of the Fund's assets. Those portions of the Fund subject to overwrite have their upside potential capped at the amount of premium received for the option. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total returns relative to the benchmark. In rising markets, the options can hurt the Fund's total return relative to the benchmark. The reporting period was marked by rising equity markets, which contributed to the Fund's underperformance versus its benchmarks.

Also impacting performance was the decline in implied volatility during the reporting period, which negatively impacted the premiums received. As a result, while posting positive returns for the reporting period, the Fund underperformed its benchmark index, the NASDAQ 100 Index. During the reporting period, when we expected equity markets to increase we reduced the overwrite percentage to 20%. At other times, we increased the overwrite percentage to 50% when we anticipated the equity markets to be flat or decline. Overall, this overwrite strategy detracted from performance.

Nuveen Investments

After the Funds combined on December 22, 2014, NAM managed QQQX by varying the level of option overwrite within a range of approximately 35% to 75% overwrite, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market's return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside protection.

The Fund sold call options on equity indices as per its stated strategy, with the notional amount of these options averaging 41% of the Fund's assets. Since the performance of the underlying equities was positive during this period, the call options reduced performance, as would be expected for the strategy in periods of strong equity performance.

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Share

Information

DISTRIBUTION INFORMATION

The following information regarding each Fund's distributions is current as of December 31, 2014. Each Fund's distribution level may vary over time based on the Fund's investment activities and portfolio investment value changes.

Each Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from projected long-term returns (and therefore a Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when a Fund's return falls short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when a Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time distributions are paid may differ from both the tax information reported to you in your Fund's IRS From 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

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The following table provides information regarding each Fund's distributions and total return performance for the fiscal year ended December 31, 2014. This information is intended to help you better understand whether the Funds' returns for the specified time period were sufficient to meet their distributions.

During the year Nuveen S&P 500 Buy-Write Income Fund (BXMX) was involved in a tax-free reorganization in which Nuveen Equity Premium Opportunity Fund (JSN) merged into Nuveen Equity Premium Income Fund (JPZ) and was renamed Nuveen S&P 500 Buy-Write Income Fund (BXMX). Nuveen Equity Premium Income Fund (JPZ) is considered both the financial reporting and tax survivor of the reorganization; as such, the distribution information provided below includes the full twelve month activity of Nuveen S&P 500 Buy-Write Income Fund (BXMX) and Nuveen Equity Premium Income Fund (JPZ).

During the year Nuveen Dow 30 Dynamic Overwrite Fund (DIAX) was involved in a tax-free reorganization in which Dow 30 Premium & Dividend Income Fund Inc. (DPD) and Dow 30 Enhanced Premium & Income Fund Inc. (DPO) merged their assets into Nuveen Dow 30 Dynamic Overwrite Fund (DIAX). Nuveen Dow 30 Dynamic Overwrite Fund (DIAX) is a new fund for tax purposes with no tax reporting survivor; however, Dow 30 Premium & Dividend Income Fund Inc. (DPD) is the accounting survivor for financial reporting purposes. Therefore, the distribution information provided below includes the full twelve month activity of both Nuveen Dow 30 Dynamic Overwrite Fund (DIAX) and Dow 30 Premium & Dividend Income Fund Inc. (DPD).

During the year Nuveen NASDAQ 100 Dynamic Overwrite Fund (QQQX) was involved in a tax-free reorganization in which NASDAQ Premium Income & Growth Fund Inc. (QQQX-old) and Nuveen Equity Premium Advantage Fund (JLA) merged their assets into Nuveen NASDAQ 100 Dynamic Overwrite Fund (QQQX). Nuveen NASDAQ 100 Dynamic Overwrite Fund (QQQX) is a new fund for tax purposes with no tax reporting survivor; however, NASDAQ Premium Income & Growth Fund Inc. (QQQX-old) is the accounting survivor for financial reporting purposes. Therefore, the distribution information provided below includes the full twelve month activity of both Nuveen NASDAQ 100 Dynamic Overwrite Fund (QQQX) and NASDAQ Premium Income & Growth Fund Inc. (QQQX-old).

As of December 31, 2014	BXMX	DIAX	SPXX	QQQX
Inception date	10/26/04	4/29/05	11/22/05	1/30/07
Fiscal year (calendar year) ended December 31, 2014:
Per share distribution:
From net investment income	$0.19	$0.22	$0.19	$0.07
From long-term capital gains	0.00	0.09	0.00	0.48
From short-term capital gains	0.00	0.00	0.00	0.00
Return of capital	0.81	0.75	0.85	0.81
Total per share distribution	$1.00	$1.06	$1.04	$1.36
Current distribution rate*	8.22%	6.90%	7.30%	7.27%
Average annual total returns:
1-Year on NAV	6.20%	7.93%	6.37%	14.94%
5-Year on NAV	9.62%	11.92%	10.38%	15.92%
10-Year on NAV	5.58%	N/A	N/A	N/A
Since inception on NAV	5.65%	7.87%	5.81%	10.39%

*  Current distribution rate is based on the Funds' current annualized quarterly distribution divided by the Funds' current market price. The Funds' quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Funds' cumulative net ordinary income and net realized gains are less than the amount of the Funds' distributions, a return of capital for tax purposes.

Nuveen Investments

Share Information (continued)

SHARE REPURCHASES

During August 2014, the Funds' Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2014, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired shares as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX
Shares Cummulatively Repurchase and Retired	460,238	0	383,763	0
Shares Authorized for Repurchase	3,845,000	1,200,000	1,615,000	1,855,000

During the current reporting period, the Funds did not repurchase any of their outstanding shares.

OTHER SHARE INFORMATION

As of December 31, 2014, and during the current reporting period, the Funds' share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX
NAV	$13.65	$16.83	$15.61	$19.86
Share Price	$12.11	$15.42	$14.30	$19.25
Premium/(Discount) to NAV	(11.28)%	(8.38)%	(8.39)%	(3.07)%
12-Month Average Premium/(Discount) to NAV	(7.46)%	(3.96)%	(8.69)%	(0.33)%

Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Call Option Risk. The value of call options sold (written) by the Funds will fluctuate. The Funds may not participate in any appreciation of their equity portfolios as fully as they would if the Funds did not sell call options. In addition, the Funds will continue to bear the risk of declines in the value of their equity portfolios.

Index Call Option Risk. Because index options are settled in cash, sellers of index call options, such as the Funds, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

BXMX

Nuveen S&P 500 Buy-Write Income Fund

Performance Overview and Holding Summaries as of December 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
BXMX at NAV	6.20%	9.62%	5.58%
BXMX at Share Price	4.31%	7.78%	4.43%
S&P 500® Index	13.69%	15.45%	7.67%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	98.6%
Short-Term Investments	3.3%
Other Assets Less Liabilities	(1.9)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)1

Apple, Inc.	4.0%
Microsoft Corporation	2.5%
Exxon Mobil Corporation	2.1%
Berkshire Hathaway Inc., Class B	1.7%
Wells Fargo & Company	1.6%

Portfolio Composition

(% of total investments)1

Oil, Gas & Consumable Fuels	6.5%
Banks	5.7%
Pharmaceuticals	5.4%
Technology Hardware, Storage & Peripherals	4.9%
Internet Software & Services	4.8%
Software	4.5%
Biotechnology	3.6%
Media	3.3%
IT Services	2.9%
Semiconductors & Semiconductor Equipment	2.7%
Communications Equipment	2.6%
Insurance	2.5%
Specialty Retail	2.5%
Health Care Providers & Services	2.5%
Aerospace & Defense	2.5%
Diversified Financial Services	2.2%
Beverages	2.1%
Household Products	2.1%
Chemicals	2.1%
Internet & Catalog Retail	2.0%
Industrial Conglomerates	2.0%
Food & Staples Retailing	1.9%
Diversified Telecommunication Services	1.9%
Real Estate Investment Trust	1.8%
Capital Markets	1.8%
Other	19.9%
Short-Term Investments	3.3%
Total	100%

1  Excluding investments in derivatives.

Nuveen Investments

DIAX

Nuveen Dow 30SM Dynamic Overwrite Fund

Performance Overview and Holding Summaries as of December 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2014

	Average Annual
	1-Year	5-Year	Since Inception[1]
DIAX at NAV	7.93%	11.92%	7.87%
DIAX at Share Price	5.89%	9.03%	6.53%
Dow Jones Industrial Average (DJIA)	10.04%	14.22%	8.75%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	95.5%
Exchange-Traded Funds	4.1%
Short-Term Investments	0.8%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)2

Visa Inc.	9.1%
Goldman Sachs Group, Inc.	6.7%
3M Co.	5.7%
International Business Machines Corporation (IBM)	5.5%
Boeing Company	4.5%

Portfolio Composition

(% of total investments)2

IT Services	14.5%
Aerospace & Defense	8.4%
Oil, Gas & Consumable Fuels	7.0%
Capital Markets	6.6%
Pharmaceuticals	6.6%
Industrial Conglomerates	6.5%
Insurance	3.6%
Specialty Retail	3.6%
Health Care Providers & Services	3.5%
Textiles, Apparel & Luxury Goods	3.3%
Media	3.2%
Hotels, Restaurants & Leisure	3.2%
Consumer Finance	3.2%
Machinery	3.1%
Exchange-Traded Funds	4.0%
Other	18.9%
Short-Term Investments	0.8%
Total	100%

1  Since inception returns are from 4/29/05.

2  Excluding investments in derivatives.

Nuveen Investments

SPXX

Nuveen S&P 500 Dynamic Overwrite Fund

Performance Overview and Holding Summaries as of December 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2014

	Average Annual
	1-Year	5-Year	Since Inception[1]
SPXX at NAV	6.37%	10.38%	5.81%
SPXX at Share Price	8.88%	10.42%	5.03%
S&P 500® Index	13.69%	15.45%	7.79%

Performance prior to December 22, 2014, reflects the Fund's performance under the management of a sub-adviser using investment strategy that differed from those currently in place.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	96.6%
Exchange-Traded Funds	5.3%
Other Assets Less Liabilities	(1.9)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)2

Apple, Inc.	3.8%
SPDR® S&P 500® ETF Trust	3.2%
Exxon Mobil Corporation	2.3%
Microsoft Corporation	2.1%
PowerShares QQQ Trust, Series 1	2.0%

Portfolio Composition

(% of total investments)2

Oil, Gas & Consumable Fuels	7.1%
Banks	6.3%
Pharmaceuticals	6.1%
Technology Hardware, Storage & Peripherals	4.7%
Internet Software & Services	3.7%
Software	3.6%
Media	3.1%
Biotechnology	2.8%
Insurance	2.7%
IT Services	2.7%
Health Care Providers & Services	2.6%
Aerospace & Defense	2.5%
Chemicals	2.5%
Machinery	2.5%
Specialty Retail	2.5%
Semiconductors & Semiconductor Equipment	2.3%
Food & Staples Retailing	2.2%
Diversified Financial Services	2.2%
Real Estate Investment Trust	2.1%
Industrial Conglomerates	2.0%
Household Products	2.0%
Beverages	2.0%
Diversified Telecommunication Services	1.9%
Health Care Equipment & Supplies	1.9%
Communications Equipment	1.9%
Exchange-Traded Funds	5.2%
Other	18.9%
Total	100%

1  Since inception returns are from 11/22/05.

2  Excluding investments in derivatives.

Nuveen Investments

QQQX

Nuveen Nasdaq 100 Dynamic Overwrite Fund

Performance Overview and Holding Summaries as of December 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2014

	Average Annual
	1-Year	5-Year	Since Inception[1]
QQQX at NAV	14.94%	15.92%	10.39%
QQQX at Share Price	16.12%	14.87%	9.78%
NASDAQ 100® Index	19.40%	19.23%	12.63%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	95.0%
Exchange-Traded Funds	5.1%
Short-Term Investments	1.9%
Other Assets Less Liabilities	(2.0)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)2

Apple, Inc.	12.4%
Microsoft Corporation	7.3%
Intel Corporation	3.9%
Cisco Systems, Inc.	3.2%
Amazon.com, Inc.	3.2%

Portfolio Composition

(% of total investments)2

Technology Hardware, Storage & Peripherals	12.7%
Internet Software & Services	10.2%
Biotechnology	9.2%
Software	8.6%
Semiconductors & Semiconductor Equipment	7.2%
Communications Equipment	5.9%
Internet & Catalog Retail	4.8%
Media	4.3%
Health Care Providers & Services	2.6%
Pharmaceuticals	2.2%
Specialty Retail	2.0%
IT Services	1.7%
Banks	1.6%
Exchange-Traded Funds	5.0%
Other	19.4%
Short-Term Investments	2.6%
Total	100%

1  Since inception returns are from 1/30/07.

2  Excluding investments in derivatives.

Nuveen Investments

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on September 19, 2014 for JPZ, JSN, DPO, DPD, JLA and QQQX; at this meeting the shareholders were asked to vote to approve an Agreement and Plan of Merger, a new investment management agreement, to approve new sub-advisory agreements, to approve issuance of additional common shares, to approve the elimination of the current investment objective, to approve the adoption of a new investment objective and to elect Board Members. The meeting was subsequently adjourned to October 20, 2014 and November 17, 2014. The meeting was subsequently adjourned to November 21, 2014 for DPO, DPD and QQQX and to December 5, 2014 for JSN. The annual meeting of shareholders for JPG was held in the offices of Nuveen Investments on August 5, 2014; at this meeting the shareholders were asked to vote to approve new sub-advisory agreements, to approve a change to the Fund's investment objective, to approve a new investment management agreement and to elect Board Members.

	JPZ	JSN	DPO	DPD	JPG	JLA	QQQX
	Common Shares	Common Shares	Common Shares	Common Shares	Common Shares	Common Shares	Common Shares
To approve an Agreement and Plan of Reorganization.
For	—	33,312,100	14,055,910	6,047,749	—	13,261,920	9,392,286
Against	—	1,436,837	980,012	446,578	—	1,957,777	528,805
Abstain	—	1,213,210	559,023	247,584	—	436,218	316,041
Broker Non-Votes	—	7,786,265	2,748,594	1,317,867	—	2,334,603	1,600,125
Total	—	43,748,412	18,343,539	8,059,778	—	17,990,518	11,837,257
To approve the issuance of additional common shares by acquiring fund.
For	18,343,402	—	—	—	—	—	—
Against	1,117,430	—	—	—	—	—	—
Abstain	542,008	—	—	—	—	—	—
Total	20,002,840	—	—	—	—	—	—
To approve the elimination of the current investment objective.
For	14,987,073	—	—	—	—	—	—
Against	950,331	—	—	—	—	—	—
Abstain	549,970	—	—	—	—	—	—
Broker Non-Votes	4,559,190	—	—	—	—	—	—
Total	21,046,564	—	—	—	—	—	—
To approve the adoption of a new investment objective.
For	15,012,228	—	—	—	—	—	—
Against	925,882	—	—	—	—	—	—
Abstain	549,264	—	—	—	—	—	—
Broker Non-Votes	4,559,190	—	—	—	—	—	—
Total	21,046,564	—	—	—	—	—	—
To approve a change to the Fund's investment objective.
For	—	—	—	—	7,370,292	—	—
Against	—	—	—	—	432,294	—	—
Abstain	—	—	—	—	317,686	—	—
Broker Non-Votes	—	—	—	—	1,569,182	—	—
Total	—	—	—	—	9,689,454	—	—
To approve a new investment management agreement between each Fund and Nuveen Fund Advisory, LLC.
For	15,082,705	26,840,236	11,375,550	4,789,594	7,511,855	12,052,603	7,097,925
Against	836,005	1,007,330	755,238	352,786	319,176	1,239,199	357,290
Abstain	568,664	933,407	450,153	183,139	289,241	566,752	259,274
Broker Non-Votes	4,559,190	7,795,890	3,694,153	1,748,369	1,569,182	2,879,074	2,142,073
Total	21,046,564	36,576,863	16,275,094	7,073,888	9,689,454	16,737,628	9,856,562

Nuveen Investments

	JPZ	JSN	DPO	DPD	JPG	JLA	QQQX
	Common Shares	Common Shares	Common Shares	Common Shares	Common Shares	Common Shares	Common Shares
To approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC.
For	—	—	11,400,510	4,814,472	7,538,620	—	7,082,872
Against	—	—	726,068	331,087	316,890	—	366,184
Abstain	—	—	454,363	179,960	264,762	—	265,433
Broker Non-Votes	—	—	3,694,153	1,748,369	1,569,182	—	2,142,073
Total	—	—	16,275,094	7,073,888	9,689,454	—	9,856,562
To approve a new sub-advisory agreement between Nuveen Fund Advisors and NAM.
For	—	—	—	—	7,477,186	—	—
Against	—	—	—	—	322,535	—	—
Abstain	—	—	—	—	320,551	—	—
Broker Non-Votes	—	—	—	—	1,569,182	—	—
Total	—	—	—	—	9,689,454	—	—
To approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Gateway Investment Advisers, LLC.
For	15,009,333	26,801,196	—	—	7,457,782	12,026,093	—
Against	870,956	1,058,618	—	—	337,165	1,274,640	—
Abstain	607,085	921,159	—	—	325,325	557,821	—
Broker Non-Votes	4,559,190	7,795,890	—	—	1,569,182	2,879,074	—
Total	21,046,564	36,576,863	—	—	9,689,454	16,737,628	—
Approval of the Board Members was reached as follows:
William Adams IV
For	20,282,553	35,258,072	15,512,502	6,752,224	9,304,488	15,043,320	9,542,992
Withhold	764,011	1,318,791	762,592	321,664	384,966	1,694,308	313,570
Total	21,046,564	36,576,863	16,275,094	7,073,888	9,689,454	16,737,628	9,856,562
Robert P. Bremner
For	—	—	15,494,003	6,749,673	—	—	9,542,253
Withhold	—	—	781,091	324,215	—	—	314,309
Total	—	—	16,275,094	7,073,888	—	—	9,856,562
Jack B. Evans
For	—	—	15,501,774	6,756,087	—	—	9,547,942
Withhold	—	—	773,320	317,801	—	—	308,620
Total	—	—	16,275,094	7,073,888	—	—	9,856,562
William C. Hunter
For	—	—	15,505,971	6,755,332	—	—	9,546,706
Withhold	—	—	769,123	318,556	—	—	309,856
Total	—	—	16,275,094	7,073,888	—	—	9,856,562
David J. Kundert
For	20,255,709	35,235,864	15,494,011	6,750,579	9,299,003	15,037,569	9,542,585
Withhold	790,855	1,340,999	781,083	323,309	390,451	1,700,059	313,977
Total	21,046,564	36,576,863	16,275,094	7,073,888	9,689,454	16,737,628	9,856,562
John K. Nelson
For	20,271,952	35,270,480	15,496,879	6,755,543	9,309,383	15,029,245	9,550,187
Withhold	774,612	1,306,383	778,215	318,345	380,071	1,708,383	306,375
Total	21,046,564	36,576,863	16,275,094	7,073,888	9,689,454	16,737,628	9,856,562
William J. Schneider
For	—	—	15,500,942	6,752,077	—	—	9,544,072
Withhold	—	—	774,152	321,811	—	—	312,490
Total	—	—	16,275,094	7,073,888	—	—	9,856,562
Thomas S. Schreier, Jr.
For	—	—	15,503,890	6,759,155	—	—	9,541,746
Withhold	—	—	771,204	314,733	—	—	314,816
Total	—	—	16,275,094	7,073,888	—	—	9,856,562

Nuveen Investments

Shareholder Meeting Report (continued)

	JPZ	JSN	DPO	DPD	JPG	JLA	QQQX
	Common Shares	Common Shares	Common Shares	Common Shares	Common Shares	Common Shares	Common Shares
Judith M. Stockdale
For	—	—	15,471,067	6,751,949	—	—	9,541,473
Withhold	—	—	804,027	321,939	—	—	315,089
Total	—	—	16,275,094	7,073,888	—	—	9,856,562
Carole E. Stone
For	—	—	15,490,588	6,756,169	—	—	9,538,411
Withhold	—	—	784,506	317,719	—	—	318,151
Total	—	—	16,275,094	7,073,888	—	—	9,856,562
Virginia L. Stringer
For	—	—	15,481,499	6,755,777	—	—	9,539,571
Withhold	—	—	793,595	318,111	—	—	316,991
Total	—	—	16,275,094	7,073,888	—	—	9,856,562
Terence J. Toth
For	20,277,632	35,225,149	15,489,929	6,756,498	9,302,525	15,037,328	9,531,958
Withhold	768,932	1,351,714	785,165	317,390	386,929	1,700,300	324,604
Total	21,046,564	36,576,863	16,275,094	7,073,888	9,689,454	16,737,628	9,856,562

Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen S&P 500 Buy-Write Income Fund

Nuveen Dow 30SM Dynamic Overwrite Fund

Nuveen S&P 500 Dynamic Overwrite Fund

Nuveen Nasdaq 100 Dynamic Overwrite Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen S&P 500 Buy-Write Income Fund (formerly Nuveen Equity Premium Income Fund), Nuveen Dow 30SM Dynamic Overwrite Fund, Nuveen S&P 500 Dynamic Overwrite Fund (formerly Nuveen Equity Premium and Growth Fund) and Nuveen Nasdaq 100 Dynamic Overwrite Fund (hereinafter referred to as the "Funds") at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL
February 27, 2015

Nuveen Investments

BXMX

Nuveen S&P 500 Buy-Write Income Fund

Portfolio of Investments  December 31, 2014

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.6%
	COMMON STOCKS – 98.6% (5)
	Aerospace & Defense – 2.5%
67,004	Boeing Company	$8,709,180
85,468	Honeywell International Inc.	8,539,963
8,874	Huntington Ingalls Industries Inc.	997,970
28,502	Northrop Grumman Corporation	4,200,910
54,744	Raytheon Company	5,921,658
63,296	United Technologies Corporation	7,279,040
	Total Aerospace & Defense	35,648,721
	Air Freight & Logistics – 0.8%
104,952	United Parcel Service, Inc., Class B	11,667,514
	Airlines – 0.2%
34,824	United Continental Holdings Inc., (2)	2,329,377
	Auto Components – 0.2%
22,233	Cooper Tire & Rubber Company	770,373
42,916	Gentex Corporation	1,550,555
	Total Auto Components	2,320,928
	Automobiles – 0.7%
388,012	Ford Motor Company	6,014,186
50,303	Harley-Davidson, Inc.	3,315,471
	Total Automobiles	9,329,657
	Banks – 5.8%
914,632	Bank of America Corporation	16,362,766
262,997	Citigroup Inc.	14,230,768
33,724	Comerica Incorporated	1,579,632
71,851	Fifth Third Bancorp	1,463,964
86,613	First Horizon National Corporation	1,176,205
289,842	JPMorgan Chase & Co.	18,138,312
29,619	Lloyds Banking Group PLC, ADR, (2)	137,432
135,067	U.S. Bancorp	6,071,262
408,071	Wells Fargo & Company	22,370,452
	Total Banks	81,530,793
	Beverages – 2.1%
317,900	Coca-Cola Company	13,421,738
38,915	Monster Beverage Corporation, (2)	4,216,440
134,961	PepsiCo, Inc.	12,761,912
	Total Beverages	30,400,090
	Biotechnology – 3.7%
115,993	Amgen Inc.	18,476,525
137,704	Celgene Corporation, (2)	15,403,569
189,920	Gilead Sciences, Inc., (2)	17,901,859
	Total Biotechnology	51,781,953

Nuveen Investments

Shares	Description (1)	Value
	Building Products – 0.1%
4,369	Allegion PLC	$242,305
42,748	Masco Corporation	1,077,250
	Total Building Products	1,319,555
	Capital Markets – 1.9%
201,302	Charles Schwab Corporation	6,077,307
28,291	Eaton Vance Corporation	1,157,951
35,528	Goldman Sachs Group, Inc.	6,886,392
78,237	Legg Mason, Inc.	4,175,509
150,485	Morgan Stanley	5,838,818
47,635	Waddell & Reed Financial, Inc., Class A	2,373,176
	Total Capital Markets	26,509,153
	Chemicals – 2.1%
128,057	Dow Chemical Company	5,840,680
75,419	E.I. Du Pont de Nemours and Company	5,576,481
76,574	Eastman Chemical Company	5,808,904
56,277	Monsanto Company	6,723,413
48,329	Olin Corporation	1,100,451
19,983	Potash Corporation of Saskatchewan, Inc.	705,800
80,712	RPM International, Inc.	4,092,906
	Total Chemicals	29,848,635
	Commercial Services & Supplies – 0.4%
14,145	Deluxe Corporation	880,526
26,475	Pitney Bowes Inc.	645,196
28,908	R.R. Donnelley & Sons Company	485,799
60,369	Waste Management, Inc.	3,098,137
	Total Commercial Services & Supplies	5,109,658
	Communications Equipment – 2.6%
9,698	ADTRAN, Inc.	211,416
3,408	Ciena Corporation, (2)	66,149
697,529	Cisco Systems, Inc.	19,401,769
11,034	JDS Uniphase Corporation, (2)	151,386
36,243	Motorola Solutions Inc.	2,431,180
199,627	QUALCOMM, Inc.	14,838,275
	Total Communications Equipment	37,100,175
	Consumer Finance – 1.1%
75,131	American Express Company	6,990,188
84,491	Discover Financial Services	5,533,316
77,393	Navient Corporation	1,672,463
77,393	SLM Corporation	788,635
	Total Consumer Finance	14,984,602
	Containers & Packaging – 0.5%
3,177	Avery Dennison Corporation	164,823
87,472	Packaging Corp. of America	6,827,190
5,718	Sonoco Products Company	249,877
	Total Containers & Packaging	7,241,890
	Distributors – 0.2%
23,190	Genuine Parts Company	2,471,358
	Diversified Consumer Services – 0.0%
7,623	Apollo Education Group, Inc., (2)	260,021

Nuveen Investments

BXMX  Nuveen S&P 500 Buy-Write Income Fund
Portfolio of Investments (continued)  December 31, 2014

Shares	Description (1)	Value
	Diversified Financial Services – 2.3%
155,971	Berkshire Hathaway Inc., Class B, (2)	$23,419,046
70,650	CME Group, Inc.	6,263,123
9,793	FNFV Group, (2)	154,142
6,934	Intercontinental Exchange, Inc.	1,520,557
39,312	Leucadia National Corporation	881,375
	Total Diversified Financial Services	32,238,243
	Diversified Telecommunication Services – 1.9%
345,821	AT&T Inc.	11,616,127
20,819	CenturyLink Inc.	824,016
192,058	Frontier Communications Corporation	1,281,027
285,057	Verizon Communications Inc.	13,334,966
18,198	Windstream Holdings Inc.	149,952
	Total Diversified Telecommunication Services	27,206,088
	Electric Utilities – 1.7%
57,289	Companhia Energetica de Minas Gerais, ADR	284,726
55,671	Duke Energy Corporation	4,650,755
98,619	Great Plains Energy Incorporated	2,801,766
89,635	OGE Energy Corp.	3,180,250
181,163	Pepco Holdings, Inc.	4,878,720
11,931	Pinnacle West Capital Corporation	815,007
162,938	Southern Company	8,001,885
	Total Electric Utilities	24,613,109
	Electrical Equipment – 0.8%
14,520	Eaton Corporation PLC	986,779
76,676	Emerson Electric Company	4,733,209
11,240	Hubbell Incorporated, Class B	1,200,769
44,800	Rockwell Automation, Inc.	4,981,760
	Total Electrical Equipment	11,902,517
	Electronic Equipment, Instruments & Components – 0.2%
151,993	Corning Incorporated	3,485,199
	Energy Equipment & Services – 1.5%
8,826	Diamond Offshore Drilling, Inc.	324,002
29,044	Ensco PLC, Class A	869,868
139,879	Halliburton Company	5,501,441
72,619	Patterson-UTI Energy, Inc.	1,204,749
138,938	Schlumberger Limited	11,866,695
24,278	Tidewater Inc.	786,850
	Total Energy Equipment & Services	20,553,605
	Food & Staples Retailing – 1.9%
101,735	CVS Caremark Corporation	9,798,098
84,577	Kroger Co.	5,430,689
69,240	SUPERVALU INC., (2)	671,628
72,491	Walgreens Boots Alliance, Inc.	5,523,814
68,690	Wal-Mart Stores, Inc.	5,899,097
	Total Food & Staples Retailing	27,323,326
	Food Products – 0.6%
252,157	Mondelez International Inc., Class A	9,159,603
	Gas Utilities – 0.5%
21,816	AGL Resources Inc.	1,189,190
46,601	Atmos Energy Corporation	2,597,540

Nuveen Investments

Shares	Description (1)	Value
	Gas Utilities (continued)
44,518	National Fuel Gas Company	$3,095,337
4,901	ONE Gas Inc.	202,019
	Total Gas Utilities	7,084,086
	Health Care Equipment & Supplies – 1.8%
163,485	Abbott Laboratories	7,360,095
40,852	Baxter International, Inc.	2,994,043
1,463	Halyard Health Inc., (2)	66,523
36,821	Hill-Rom Holdings Inc.	1,679,774
62,936	Hologic Inc., (2)	1,682,909
2,456	Intuitive Surgical, Inc., (2)	1,299,077
148,378	Medtronic, Inc.	10,712,892
	Total Health Care Equipment & Supplies	25,795,313
	Health Care Providers & Services – 2.5%
47,337	Aetna Inc.	4,204,946
52,620	Anthem Inc.	6,612,755
69,194	Brookdale Senior Living Inc., (2)	2,537,344
127,311	Express Scripts, Holding Company, (2)	10,779,422
13,578	HCA Holdings Inc., (2)	996,489
1,116	Henry Schein Inc., (2)	151,943
15,942	Kindred Healthcare Inc.	289,826
101,713	UnitedHealth Group Incorporated	10,282,167
	Total Health Care Providers & Services	35,854,892
	Health Care Technology – 0.0%
228	Cerner Corporation, (2)	14,742
	Hotels, Restaurants & Leisure – 1.1%
22,200	Carnival Corporation	1,006,326
89,450	International Game Technology	1,543,013
2,272	Interval Leisure Group Inc.	47,462
4,969	Las Vegas Sands Corp.	288,997
79,613	McDonald's Corporation	7,459,738
21,179	Starwood Hotels & Resorts Worldwide, Inc.	1,716,982
23,029	Wynn Resorts Ltd	3,425,794
	Total Hotels, Restaurants & Leisure	15,488,312
	Household Durables – 0.8%
2,893	Garmin Limited	152,837
50,944	KB Home	843,123
112,138	Newell Rubbermaid Inc.	4,271,336
1,285	Tupperware Brands Corporation	80,955
28,733	Whirlpool Corporation	5,566,731
	Total Household Durables	10,914,982
	Household Products – 2.1%
112,988	Colgate-Palmolive Company	7,817,640
26,227	Kimberly-Clark Corporation	3,030,268
209,355	Procter & Gamble Company	19,070,147
	Total Household Products	29,918,055
	Industrial Conglomerates – 2.0%
52,523	3M Co.	8,630,579
638,566	General Electric Company	16,136,563
24,839	Roper Industries Inc.	3,883,578
	Total Industrial Conglomerates	28,650,720

Nuveen Investments

BXMX  Nuveen S&P 500 Buy-Write Income Fund
Portfolio of Investments (continued)  December 31, 2014

Shares	Description (1)	Value
	Insurance – 2.6%
107,121	Allstate Corporation	$7,525,250
92,845	American International Group, Inc.	5,200,248
34,937	Arthur J. Gallagher & Co.	1,644,834
40,755	CNO Financial Group Inc.	701,801
29,385	FNF Group	1,012,313
65,958	Genworth Financial Inc., Class A, (2)	560,643
50,188	Hartford Financial Services Group, Inc.	2,092,338
2,764	Kemper Corporation	99,808
77,588	Lincoln National Corporation	4,474,500
161,940	Marsh & McLennan Companies, Inc.	9,269,446
35,787	Travelers Companies, Inc.	3,788,054
	Total Insurance	36,369,235
	Internet & Catalog Retail – 2.0%
42,506	Amazon.com, Inc., (2)	13,191,737
30,273	HSN, Inc.	2,300,748
8,870	Lands' End Inc, (2)	478,625
8,340	Netflix, Inc., (2)	2,849,027
8,866	Priceline Group, Inc. (The), (2)	10,109,102
	Total Internet & Catalog Retail	28,929,239
	Internet Software & Services – 4.9%
50,540	Akamai Technologies, Inc., (2)	3,181,998
168,485	eBay Inc., (2)	9,455,378
203,647	Facebook Inc., Class A Shares, (2)	15,888,539
32,276	Google Inc., Class A, (2)	17,127,582
36,288	Google Inc., Class C, (2)	19,102,003
20,261	IAC/InterActiveCorp	1,231,666
55,336	VeriSign, Inc., (2)	3,154,152
	Total Internet Software & Services	69,141,318
	IT Services – 3.0%
2,081	Alliance Data Systems Corporation, (2)	595,270
115,333	Automatic Data Processing, Inc.	9,615,312
83,491	Fidelity National Information Services, Inc.	5,193,140
56,245	International Business Machines Corporation (IBM)	9,023,948
135,325	Paychex, Inc.	6,247,955
42,580	Visa Inc., Class A	11,164,476
	Total IT Services	41,840,101
	Leisure Products – 0.4%
29,141	Mattel, Inc.	901,768
35,686	Polaris Industries Inc.	5,397,151
	Total Leisure Products	6,298,919
	Machinery – 1.8%
34,404	Caterpillar Inc.	3,148,998
14,523	Cummins Inc.	2,093,781
21,151	Deere & Company	1,871,229
39,621	Graco Inc.	3,176,812
35,953	Hillenbrand Inc.	1,240,379
13,107	Ingersoll Rand PLC	830,853
12,886	Joy Global Inc.	599,457
16,893	Parker Hannifin Corporation	2,178,352
10,877	Snap-on Incorporated	1,487,321
22,230	SPX Corporation	1,910,002
47,536	Stanley Black & Decker Inc.	4,567,259
57,774	Timken Company	2,465,794
	Total Machinery	25,570,237
Nuveen Investments

Shares	Description (1)	Value
	Media – 3.4%
37,547	CBS Corporation, Class B	$2,077,851
178,287	Comcast Corporation, Class A	10,342,429
6,400	DISH Network Corporation, Class A, (2)	466,496
137,430	New York Times Company, Class A	1,816,825
2,025	News Corporation Class B Shares, (2)	30,537
186,868	News Corporation, Class A Shares, (2)	2,931,959
92,661	Omnicom Group, Inc.	7,178,448
148,755	Regal Entertainment Group, Class A	3,177,407
207,442	Walt Disney Company (The)	19,538,962
	Total Media	47,560,914
	Metals & Mining – 0.7%
264,892	Alcoa Inc.	4,182,645
20,083	Barrick Gold Corporation	215,892
62,035	Freeport-McMoRan, Inc.	1,449,138
148,596	Hecla Mining Company	414,583
38,316	Newmont Mining Corporation	724,172
24,595	Nucor Corporation	1,206,385
41,917	Southern Copper Corporation	1,182,059
29,212	TimkenSteel Corporation	1,081,720
	Total Metals & Mining	10,456,594
	Multiline Retail – 1.1%
4,000	Family Dollar Stores, Inc.	316,840
80,174	Macy's, Inc.	5,271,441
67,816	Nordstrom, Inc.	5,383,912
20,838	Sears Holdings Corporation, (2)	687,237
59,302	Target Corporation	4,501,615
	Total Multiline Retail	16,161,045
	Multi-Utilities – 1.3%
102,253	Ameren Corporation	4,716,931
57,390	Consolidated Edison, Inc.	3,788,314
28,753	Integrys Energy Group, Inc.	2,238,421
15,734	NorthWestern Corporation	890,230
157,390	Public Service Enterprise Group Incorporated	6,517,520
	Total Multi-Utilities	18,151,416
	Oil, Gas & Consumable Fuels – 6.6%
118,053	California Resources Corporation, (2)	650,472
9,051	Cenovus Energy Inc.	186,632
184,150	Chevron Corporation	20,657,947
159,197	ConocoPhillips	10,994,145
53,708	CONSOL Energy Inc.	1,815,867
66,781	Continental Resources Inc., (2)	2,561,719
181,113	Encana Corporation	2,512,037
314,337	Exxon Mobil Corporation	29,060,456
40,814	Hess Corporation	3,012,889
81,683	Occidental Petroleum Corporation	6,584,467
85,323	ONEOK, Inc.	4,248,232
2,376	PetroChina Company Limited, ADR	263,641
93,255	Phillips 66	6,686,384
122,639	SandRidge Energy Inc., (2)	223,203
23,753	Suncor Energy, Inc.	754,870
129	Total SA, Sponsored ADR	6,605
58,070	Valero Energy Corporation	2,874,465
	Total Oil, Gas & Consumable Fuels	93,094,031

Nuveen Investments

BXMX  Nuveen S&P 500 Buy-Write Income Fund
Portfolio of Investments (continued)  December 31, 2014

Shares	Description (1)	Value
	Pharmaceuticals – 5.5%
133,794	AbbVie Inc.	$8,755,479
171,532	Bristol-Myers Squibb Company	10,125,534
88,855	Eli Lilly and Company	6,130,106
207,418	Johnson & Johnson	21,689,700
251,757	Merck & Co. Inc.	14,297,280
525,734	Pfizer Inc.	16,376,614
	Total Pharmaceuticals	77,374,713
	Professional Services – 0.1%
18,195	Manpower Inc.	1,240,353
	Real Estate Investment Trust – 1.9%
32,859	Annaly Capital Management Inc.	355,206
69,995	Apartment Investment & Management Company, Class A	2,600,314
109,496	Brandywine Realty Trust	1,749,746
34,687	CBL & Associates Properties Inc.	673,622
185,124	CubeSmart	4,085,687
28,573	DCT Industrial Trust Inc.	1,018,913
17,768	Equity Commonwealth	456,105
58,810	Health Care REIT, Inc.	4,450,153
42,070	Healthcare Realty Trust, Inc.	1,149,352
25,724	Hospitality Properties Trust	797,444
168,278	Lexington Realty Trust	1,847,692
55,742	Liberty Property Trust	2,097,571
17,263	Medical Properties Trust Inc.	237,884
19,790	MFA Financial, Inc.	158,122
26,716	Senior Housing Properties Trust	590,691
42,454	Ventas Inc.	3,043,952
34,826	Weyerhaeuser Company	1,249,905
	Total Real Estate Investment Trust	26,562,359
	Road & Rail – 0.3%
37,268	Norfolk Southern Corporation	4,084,945
	Semiconductors & Semiconductor Equipment – 2.7%
98,918	Altera Corporation	3,654,031
89,419	Analog Devices, Inc.	4,964,543
122,324	Broadcom Corporation, Class A	5,300,299
511,190	Intel Corporation	18,551,085
38,906	Intersil Corporation, Class A	562,970
3,087	Lam Research Corporation	244,923
81,111	Linear Technology Corporation	3,698,662
24,776	Microchip Technology Incorporated	1,117,645
27,856	NVIDIA Corporation	558,513
	Total Semiconductors & Semiconductor Equipment	38,652,671
	Software – 4.6%
116,498	Activision Blizzard Inc.	2,347,435
110,054	Adobe Systems Incorporated, (2)	8,000,926
61,718	Autodesk, Inc., (2)	3,706,783
38,444	CDK Global Inc.	1,566,977
757,433	Microsoft Corporation	35,182,763
260,115	Oracle Corporation	11,697,372
34,306	Salesforce.com, Inc., (2)	2,034,689
	Total Software	64,536,945

Nuveen Investments

Shares	Description (1)			Value
	Specialty Retail – 2.5%
26,622	Abercrombie & Fitch Co., Class A			$762,454
65,683	American Eagle Outfitters, Inc.			911,680
68,470	Best Buy Co., Inc.			2,668,961
46,645	CarMax, Inc., (2)			3,105,624
7,749	CST Brands Inc.			337,934
50,159	Gap, Inc.			2,112,195
88,874	Home Depot, Inc.			9,329,104
50,590	L Brands Inc.			4,378,565
130,011	Lowe's Companies, Inc.			8,944,757
472	Ross Stores, Inc.			44,491
13,465	Tiffany & Co.			1,438,870
28,637	TJX Companies, Inc.			1,963,925
	Total Specialty Retail			35,998,560
	Technology Hardware, Storage & Peripherals – 5.0%
503,013	Apple, Inc.			55,522,575
239,417	EMC Corporation			7,120,262
118,686	Hewlett-Packard Company			4,762,869
65,269	NetApp, Inc.			2,705,400
	Total Technology Hardware, Storage & Peripherals			70,111,106
	Textiles, Apparel & Luxury Goods – 0.1%
15,064	VF Corporation			1,128,294
	Thrifts & Mortgage Finance – 0.1%
50,725	Hudson City Bancorp, Inc.			513,337
40,800	MGIC Investment Corporation, (2)			380,256
	Total Thrifts & Mortgage Finance			893,593
	Tobacco – 1.4%
157,352	Altria Group, Inc.			7,752,733
99,883	Philip Morris International Inc.			8,135,470
53,678	Reynolds American Inc.			3,449,884
5,632	Vector Group Ltd.			120,017
	Total Tobacco			19,458,104
	Wireless Telecommunication Services – 0.0%
116,407	Sprint Corporation, (2)			483,089
	Total Long-Term Investments (cost $802,254,334)			1,394,154,653
Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.3%
$46,951	Repurchase Agreement with Fixed Income Clearing Corporation, date 12/31/14, repurchase price $46,951,180, collateralized by $44,550,000 U.S. Treasury Notes, 3.125%, due 5/15/21, value $47,891,250	0.000%	1/02/15	$46,951,180
	Total Short-Term Investments (cost $46,951,180)			46,951,180
	Total Investments (cost $849,205,514) – 101.9%			1,441,105,833
	Other Assets Less Liabilities – (1.9)% (3)			(27,556,955)
	Net Assets – 100%			$1,413,548,878

Nuveen Investments

BXMX  Nuveen S&P 500 Buy-Write Income Fund
Portfolio of Investments (continued)  December 31, 2014

Investments in Derivatives as of December 31, 2014

Options Written outstanding:

Option Type	Number of Contracts	Description	Exchange-Traded/ Over-the-Counter	Broker/ Counterparty	Notional Amount (4)	Expiration Date	Strike Price	Value (3)
Call	(669)	S&P 500® Index	Exchange-Traded	UBS	$(137,814,000)	1/02/15	$2,060	$(538,545)
Call	(648)	S&P 500® Index	Exchange-Traded	Citigroup	(135,432,000)	1/09/15	2,090	(304,560)
Call	(716)	S&P 500® Index	Exchange-Traded	Morgan Stanley	(143,200,000)	1/17/15	2,000	(4,990,520)
Call	(680)	S&P 500® Index	Exchange-Traded	Citigroup	(137,700,000)	1/17/15	2,025	(3,342,200)
Call	(544)	S&P 500® Index	Exchange-Traded	Citigroup	(111,520,000)	1/17/15	2,050	(1,670,080)
Call	(346)	S&P 500® Index	Exchange-Traded	Citigroup	(71,795,000)	1/17/15	2,075	(546,680)
Call	(279)	S&P 500® Index	Exchange-Traded	Morgan Stanley	(55,800,000)	2/20/15	2,000	(2,368,710)
Call	(1,257)	S&P 500® Index	Exchange-Traded	Citigroup	(254,542,500)	2/20/15	2,025	(8,296,200)
Call	(789)	S&P 500® Index	Exchange-Traded	UBS	(161,745,000)	2/20/15	2,050	(3,850,320)
Call	(773)	S&P 500® Index	Exchange-Traded	Morgan Stanley	(160,397,500)	2/20/15	2,075	(2,635,930)
	(6,701)	Total Options Written (premiums received $31,623,174)			$(1,369,946,000)			$(28,543,745)

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry subclassifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets.

(2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)  Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(4)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(5)  The Fund may designate up to 100% of its common stock investments to cover outstanding options written.

ADR  American Depositary Receipt.

REIT  Real Estate Investment Trust.

See accompanying notes to financial statements.

Nuveen Investments

DIAX

Nuveen Dow 30SM Dynamic Overwrite Fund

Portfolio of Investments  December 31, 2014

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.6%
	COMMON STOCK – 95.5%
	Aerospace & Defense – 8.4%
209,000	Boeing Company	$27,165,820
209,000	United Technologies Corporation	24,035,000
	Total Aerospace & Defense	51,200,820
	Banks – 2.2%
209,000	JPMorgan Chase & Co.	13,079,220
	Beverages – 1.5%
209,000	Coca-Cola Company	8,823,980
	Capital Markets – 6.7%
209,000	Goldman Sachs Group, Inc.	40,510,470
	Chemicals – 2.5%
209,000	E.I. Du Pont de Nemours and Company	15,453,460
	Communications Equipment – 1.0%
209,000	Cisco Systems, Inc.	5,813,335
	Consumer Finance – 3.2%
209,000	American Express Company	19,445,360
	Diversified Telecommunication Services – 2.8%
209,000	AT&T Inc.	7,020,310
209,000	Verizon Communications Inc.	9,777,020
	Total Diversified Telecommunication Services	16,797,330
	Food & Staples Retailing – 3.0%
209,000	Wal-Mart Stores, Inc.	17,948,920
	Health Care Providers & Services – 3.5%
209,000	UnitedHealth Group Incorporated	21,127,810
	Hotels, Restaurants & Leisure – 3.2%
209,000	McDonald's Corporation	19,583,300
	Household Products – 3.1%
209,000	Procter & Gamble Company	19,037,810
	Industrial Conglomerates – 6.5%
209,000	3M Co.	34,342,880
209,000	General Electric Company	5,281,430
	Total Industrial Conglomerates	39,624,310
	Insurance – 3.6%
209,000	Travelers Companies, Inc.	22,122,650
	IT Services – 14.6%
209,000	International Business Machines Corporation (IBM)	33,531,960
209,000	Visa Inc., Class A	54,799,800
	Total IT Services	88,331,760

Nuveen Investments

DIAX  Nuveen Dow 30SM Dynamic Overwrite Fund
Portfolio of Investments (continued)  December 31, 2014

Shares	Description (1)				Value
	Machinery – 3.1%
209,000	Caterpillar Inc.				$19,129,770
	Media – 3.2%
209,000	Walt Disney Company (The)				19,685,710
	Oil, Gas & Consumable Fuels – 7.0%
209,000	Chevron Corporation				23,445,620
209,000	Exxon Mobil Corporation				19,322,050
	Total Oil, Gas & Consumable Fuels				42,767,670
	Pharmaceuticals – 6.6%
209,000	Johnson & Johnson				21,855,130
209,000	Merck & Co. Inc.				11,869,110
209,000	Pfizer Inc.				6,510,350
	Total Pharmaceuticals				40,234,590
	Semiconductors & Semiconductor Equipment – 1.3%
209,000	Intel Corporation				7,584,610
	Software – 1.6%
209,000	Microsoft Corporation				9,708,050
	Specialty Retail – 3.6%
209,000	Home Depot, Inc.				21,938,730
	Textiles, Apparel & Luxury Goods – 3.3%
209,000	Nike, Inc., Class B				20,095,350
	Total Common Stocks (cost $375,823,965)				580,045,015
Shares	Description (1), (2)				Value
	EXCHANGE-TRADED FUNDS – 4.1%
20,000	PowerShares QQQ Trust, Series 1				$2,065,000
40,000	SPDR® S&P 500® ETF				8,220,000
80,000	SPDR® Dow Jones® Industrial Average ETF Trust, (4)				14,230,400
	Total Exchange-Traded Funds (cost $23,182,907)				24,515,400
	Total Long-Term Investments (cost $399,006,872)				604,560,415
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.8%
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.8%
$5,000	U.S. Treasury Bills, (4)	0.000%	1/15/15	AAA	$4,999,955
	Total Short-Term Investments (cost $4,999,913)				4,999,955
	Total Investments (cost $404,006,785) – 100.4%				609,560,370
	Other Assets Less Liabilities – (0.4)% (5)				(2,251,722)
	Net Assets – 100%				$607,308,648

Nuveen Investments

Investments in Derivatives as of December 31, 2014

Options Written outstanding:

Option Type	Number of Contracts	Description	Exchange-Traded/ Over-the-Counter	Broker/ Counterparty	Notional Amount (6)	Expiration Date	Strike Price	Value (5)
Call	(750)	3M Co.	Over-the-Counter	JPMorgan Chase	$(12,188,250)	1/17/15	$162.5100	$(202,573)
Call	(730)	3M Co.	Over-the-Counter	JPMorgan Chase	(11,904,665)	1/17/15	163.0776	(105,677)
Call	(730)	American Express Company	Over-the-Counter	UBS	(6,778,780)	1/17/15	92.8600	(44,553)
Call	(730)	AT&T Inc.	Over-the-Counter	Deutsche Bank	(2,583,470)	1/17/15	35.3900	—
Call	(730)	Boeing Company	Over-the-Counter	UBS	(10,022,900)	1/17/15	137.3000	—
Call	(730)	Caterpillar Inc.	Over-the-Counter	JPMorgan Chase	(7,889,782)	1/17/15	108.0792	—
Call	(730)	Chevron Corporation	Over-the-Counter	Deutsche Bank	(8,755,620)	1/17/15	119.9400	—
Call	(730)	Cisco Systems, Inc.	Over-the-Counter	UBS	(2,012,610)	1/17/15	27.5700	(12,952)
Call	(730)	Coca-Cola Company	Over-the-Counter	Citigroup	(3,296,680)	1/17/15	45.1600	—
Call	(730)	E.I. Du Pont de Nemours and Company	Over-the-Counter	Citigroup	(5,372,070)	1/17/15	73.5900	(43,072)
Call	(730)	Exxon Mobil Corporation	Over-the-Counter	UBS	(7,126,990)	1/17/15	97.6300	—
Call	(730)	General Electric Company	Over-the-Counter	Deutsche Bank	(2,010,420)	1/17/15	27.5400	—
Call	(730)	Goldman Sachs Group, Inc.	Over-the-Counter	UBS	(14,152,510)	1/17/15	193.8700	(80,579)
Call	(750)	Goldman Sachs Group, Inc.	Over-the-Counter	Deutsche Bank	(15,166,500)	1/17/15	202.2200	(12,451)
Call	(730)	Home Depot, Inc.	Over-the-Counter	Citigroup	(7,327,010)	1/17/15	100.3700	(335,990)
Call	(730)	IBM Corporation	Over-the-Counter	Deutsche Bank	(12,073,470)	1/17/15	165.3900	(79)
Call	(730)	Intel Corporation	Over-the-Counter	HSBC	(2,699,175)	1/17/15	36.9750	(3,873)
Call	(730)	Johnson & Johnson	Over-the-Counter	Deutsche Bank	(7,958,460)	1/17/15	109.0200	(2)
Call	(730)	JPMorgan Chase & Co.	Over-the-Counter	UBS	(4,539,140)	1/17/15	62.1800	(26,893)
Call	(730)	McDonald's Corporation	Over-the-Counter	UBS	(7,235,030)	1/17/15	99.1100	(5)
Call	(730)	Merck & Co. Inc.	Over-the-Counter	Citigroup	(4,412,120)	1/17/15	60.4400	—
Call	(730)	Microsoft Corporation	Over-the-Counter	UBS	(3,543,420)	1/17/15	48.5400	(134)
Call	(730)	Nike, Inc.	Over-the-Counter	UBS	(7,293,430)	1/17/15	99.9100	(27)
Call	(730)	Pfizer Inc.	Over-the-Counter	Deutsche Bank	(2,249,860)	1/17/15	30.8200	(27,169)
Call	(730)	Procter & Gamble Company	Over-the-Counter	Deutsche Bank	(6,560,510)	1/17/15	89.8700	(91,097)
Call	(400)	SPDR® S&P 500® ETF	Exchange-Traded	UBS	(8,440,000)	1/17/15	211.0000	(14,600)
Put	(50)	S&P 500® Index	Exchange-Traded	UBS	(9,950,000)	1/17/15	1,990.0000	(53,250)
Put	(75)	S&P 500® Index	Exchange-Traded	UBS	(15,075,000)	1/17/15	2,010.0000	(102,000)
Call	(50)	S&P 500® Index	Exchange-Traded	UBS	(10,625,000)	1/17/15	2,125.0000	(9,750)
Call	(800)	SPDR® Dow Jones® Industrial Average ETF Trust	Exchange-Traded	UBS	(14,560,000)	1/17/15	182.0000	(30,800)
Call	(730)	Travelers Companies, Inc.	Over-the-Counter	Deutsche Bank	(7,728,510)	1/17/15	105.8700	(30,657)
Call	(730)	United Technologies Corporation	Over-the-Counter	JPMorgan Chase	(8,100,503)	1/17/15	110.9658	(294,976)
Call	(730)	UnitedHealth Group Incorporated	Over-the-Counter	Citigroup	(7,215,320)	1/17/15	98.8400	(166,645)
Call	(730)	Verizon Communications Inc.	Over-the-Counter	Deutsche Bank	(3,685,770)	1/17/15	50.4900	—
Call	(730)	Visa Inc.	Over-the-Counter	UBS	(18,958,830)	1/17/15	259.7100	(220,129)
Call	(730)	Wal-Mart Stores, Inc.	Over-the-Counter	Citigroup	(6,359,030)	1/17/15	87.1100	(320)
Call	(730)	Walt Disney Company	Over-the-Counter	Deutsche Bank	(6,744,470)	1/17/15	92.3900	(133,960)
Call	(140)	S&P 400® Index	Over-the-Counter	Deutsche Bank	(21,014,000)	1/23/15	1,501.0000	(24,431)
Call	(100)	S&P 400® Index	Over-the-Counter	Deutsche Bank	(15,192,008)	1/30/15	1,519.2008	(17,752)
	(25,015)	Total Options Written (premiums received $2,357,314)			$(328,801,313)			$(2,086,396)

Nuveen Investments

DIAX  Nuveen Dow 30SM Dynamic Overwrite Fund
Portfolio of Investments (continued)  December 31, 2014

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized   market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages in the Portfolio of Investments are based on net assets.

(2)  A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(3)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)  Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(6)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

ETF  Exchange-Traded Fund.

See accompanying notes to financial statements.

Nuveen Investments

SPXX

Nuveen S&P 500 Dynamic Overwrite Fund
(formerly Nuveen Equity Premium and Growth Fund (JPG))

Portfolio of Investments  December 31, 2014

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 101.9%
	COMMON STOCKS – 96.6%
	Aerospace & Defense – 2.6%
13,360	Boeing Company	$1,736,533
14,778	Honeywell International Inc.	1,476,618
11,161	Raytheon Company	1,207,285
18,456	United Technologies Corporation	2,122,440
	Total Aerospace & Defense	6,542,876
	Air Freight & Logistics – 0.7%
15,007	United Parcel Service, Inc., Class B	1,668,328
	Airlines – 0.1%
13,205	Latam Airlines Group S.A, Sponsored ADR, (3)	158,196
	Auto Components – 0.2%
9,310	Cooper Tire & Rubber Company	322,592
5,900	Dana Holding Corporation	128,266
	Total Auto Components	450,858
	Automobiles – 0.5%
79,596	Ford Motor Company	1,233,738
	Banks – 6.5%
174,285	Bank of America Corporation, (2)	3,117,959
44,963	Citigroup Inc.	2,432,948
12,743	Comerica Incorporated	596,882
12,783	Fifth Third Bancorp	260,454
11,582	First Horizon National Corporation	157,284
8,574	FirstMerit Corporation	161,963
49,105	Huntington BancShares Inc.	516,585
45,866	JP Morgan Chase & Co.	2,870,294
33,673	Regions Financial Corporation	355,587
33,569	U.S. Bancorp	1,508,927
78,213	Wells Fargo & Company	4,287,637
	Total Banks	16,266,520
	Beverages – 2.0%
59,322	Coca-Cola Company	2,504,575
27,803	PepsiCo, Inc.	2,629,052
	Total Beverages	5,133,627
	Biotechnology – 2.9%
13,002	Amgen Inc.	2,071,089
20,828	Celgene Corporation, (3)	2,329,820
29,992	Gilead Sciences, Inc., (3)	2,827,046
10,546	PDL Biopahrma Inc.	81,310
	Total Biotechnology	7,309,265
	Capital Markets – 1.9%
46,972	Charles Schwab Corporation	1,418,085
16,113	Federated Investors Inc.	530,601
6,627	Goldman Sachs Group, Inc.	1,284,511
30,033	Morgan Stanley	1,165,280
6,720	Waddel & Reed Financial, Inc., Class A	334,790
	Total Capital Markets	4,733,267

Nuveen Investments

SPXX  Nuveen S&P 500 Dynamic Overwrite Fund
Portfolio of Investments (continued)  December 31, 2014

Shares	Description (1)	Value
	Chemicals – 2.6%
14,584	Dow Chemical Company	$665,176
17,703	E.I. Du Pont de Nemours and Company	1,308,960
9,690	Eastman Chemical Company	735,083
10,640	Monsanto Company	1,271,161
15,626	Olin Corporation	355,804
5,610	PPG Industries, Inc.	1,296,752
16,530	RPM International, Inc.	838,236
	Total Chemicals	6,471,172
	Commercial Services & Supplies – 0.2%
9,103	Deluxe Corporation	566,662
	Communications Equipment – 1.9%
73,511	Cisco Systems, Inc.	2,044,708
11,542	Motorola Solutions Inc.	774,237
27,896	QUALCOMM, Inc.	2,073,510
	Total Communications Equipment	4,892,455
	Consumer Finance – 0.8%
20,573	American Express Company	1,914,112
	Containers & Packaging – 0.5%
5,330	Avery Dennison Corporation	276,520
11,450	Packaging Corp. of America	893,673
	Total Containers & Packaging	1,170,193
	Distributors – 0.0%
796	Genuine Parts Company	84,830
	Diversified Consumer Services – 0.1%
5,562	Apollo Education Group, Inc., (3)	189,720
	Diversified Financial Services – 2.3%
27,775	Berkshire Hathaway Inc., Class B, (3)	4,170,416
10,081	CME Group, Inc.	893,681
5,884	FNFV Group, (3)	92,614
2,724	Intercontinental Exchange, Inc.	597,346
	Total Diversified Financial Services	5,754,057
	Diversified Telecommunication Services – 2.0%
70,546	AT&T Inc.	2,369,640
52,803	Frontier Communications Corporation	352,196
47,412	Verizon Communications Inc.	2,217,933
	Total Diversified Telecommunication Services	4,939,769
	Electric Utilities – 0.7%
20,970	Duke Energy Corporation	1,751,834
876	Great Plains Energy Incorporated	24,887
	Total Electric Utilities	1,776,721
	Electrical Equipment – 0.8%
3,151	Eaton PLC	214,142
16,404	Emerson Electric Company	1,012,619
6,854	Rockwell Automation, Inc.	762,165
	Total Electrical Equipment	1,988,926

Nuveen Investments

Shares	Description (1)	Value
	Electronic Equipment, Instruments & Components – 0.3%
35,466	Corning Incorporated	$813,235
	Energy Equipment & Services – 1.6%
12,363	Baker Hughes Incorporated	693,193
358	Carbo Ceramics Inc.	14,338
24,408	Halliburton Company	959,967
9,961	National-Oilwell Varco Inc.	652,744
4,128	Paragon Offshore PLC	11,435
20,806	Schlumberger Limited	1,777,040
1,856	Seventy Seven Energy Inc., (3)	10,041
	Total Energy Equipment & Services	4,118,758
	Food & Staples Retailing – 2.3%
28,828	CVS Caremark Corporation	2,776,425
20,328	SUPERVALU INC., (3)	197,182
24,502	Wal-Mart Stores, Inc.	2,104,232
11,974	Whole Foods Market, Inc.	603,729
	Total Food & Staples Retailing	5,681,568
	Food Products – 0.9%
13,960	Archer-Daniels-Midland Company	725,920
17,628	ConAgra Foods, Inc.	639,544
15,625	Kraft Foods Inc.	979,063
	Total Food Products	2,344,527
	Gas Utilities – 0.3%
12,938	AGL Resources Inc.	705,250
3,659	ONE Gas Inc.	150,824
	Total Gas Utilities	856,074
	Health Care Equipment & Supplies – 1.9%
45,691	Abbott Laboratories	2,057,009
28,854	Boston Scientific Corporation, (3)	382,316
1,217	Halyard Health Inc., (3)	55,337
3,976	Hologic Inc., (3)	106,318
31,998	Medtronic, Inc.	2,310,256
	Total Health Care Equipment & Supplies	4,911,236
	Health Care Providers & Services – 2.6%
9,358	Aetna Inc.	831,271
6,848	Anthem Inc.	860,588
1,637	Brookdale Senior Living Inc., (3)	60,029
16,284	Express Scripts, Holding Company, (3)	1,378,766
5,614	Humana Inc.	806,339
3,233	McKesson HBOC Inc.	671,106
6,162	Tenet Healthcare Corporation, (3)	312,229
16,804	UnitedHealth Group Incorporated	1,698,716
	Total Health Care Providers & Services	6,619,044
	Hotels, Restaurants & Leisure – 1.3%
9,393	International Game Technology	162,029
19,052	McDonald's Corporation	1,785,172
13,188	MGM Resorts International, (3)	281,959
3,526	Restaurant Brands International Inc., (3)	137,655
43,350	The Wendy's Company	391,451
5,749	Wyndham Worldwide Corporation	493,034
	Total Hotels, Restaurants & Leisure	3,251,300

Nuveen Investments

SPXX  Nuveen S&P 500 Dynamic Overwrite Fund
Portfolio of Investments (continued)  December 31, 2014

Shares	Description (1)	Value
	Household Durables – 0.7%
9,410	KB Home	$155,736
9,325	Lennar Corporation, Class A	417,853
16,964	Newell Rubbermaid Inc.	646,159
2,393	Whirlpool Corporation	463,620
	Total Household Durables	1,683,368
	Household Products – 2.0%
10,456	Colgate-Palmolive Company	723,451
9,737	Kimberly-Clark Corporation	1,125,013
36,241	Procter & Gamble Company	3,301,193
	Total Household Products	5,149,657
	Industrial Conglomerates – 2.1%
15,041	3M Co.	2,471,537
108,753	General Electric Company	2,748,188
	Total Industrial Conglomerates	5,219,725
	Insurance – 2.7%
16,090	Arthur J. Gallagher & Co.	757,517
17,655	FNF Group	608,215
20,130	Genworth Financial Inc., Class A, (3)	171,105
4,060	Kemper Corporation	146,607
24,791	Lincoln National Corporation	1,429,697
26,240	Marsh & McLennan Companies, Inc.	1,501,978
308	Mercury General Corporation	17,454
10,189	Prudential Financial, Inc.	921,697
11,626	Travelers Companies, Inc.	1,230,612
	Total Insurance	6,784,882
	Internet & Catalog Retail – 1.1%
6,622	Amazon.com, Inc., (3)	2,055,138
690	Priceline Group, Inc. (The), (3)	786,745
	Total Internet & Catalog Retail	2,841,883
	Internet Software & Services – 3.8%
3,711	Akamai Technologies, Inc., (3)	233,645
20,356	eBay Inc., (3)	1,142,379
30,700	Facebook Inc., Class A Shares, (3)	2,395,214
4,020	Google Inc., Class A, (3)	2,133,253
4,020	Google Inc., Class C, (3)	2,116,128
6,424	VeriSign, Inc., (3)	366,168
23,856	Yahoo! Inc., (3)	1,204,967
	Total Internet Software & Services	9,591,754
	IT Services – 2.7%
18,774	Cognizant Technology Solutions Corporation, Class A, (3)	988,639
11,474	Fidelity National Information Services, Inc.	713,683
12,300	International Business Machines Corporation (IBM)	1,973,412
11,192	MasterCard, Inc.	964,303
8,506	Visa Inc.	2,230,273
	Total IT Services	6,870,310
	Leisure Products – 0.1%
4,188	Mattel, Inc.	129,598
634	Polaris Industries Inc.	95,886
	Total Leisure Products	225,484

Nuveen Investments

Shares	Description (1)	Value
	Life Sciences Tools & Services – 0.3%
1,370	Covance, Inc., (3)	$142,261
3,862	Thermo Fisher Scientific, Inc.	483,870
	Total Life Sciences Tools & Services	626,131
	Machinery – 2.5%
12,391	Caterpillar Inc.	1,134,148
3,049	Cummins Inc.	439,574
11,246	Deere & Company	994,934
13,943	Illinois Tool Works, Inc., (2)	1,320,402
5,351	Pentair Limited	355,413
7,483	Snap-on Incorporated	1,023,225
10,851	Stanley Black & Decker Inc.	1,042,564
	Total Machinery	6,310,260
	Media – 3.1%
12,544	CBS Corporation, Class B	694,185
47,245	Comcast Corporation, Class A, (2)	2,740,682
8,126	Gannett Company Inc.	259,463
18,337	New York Times, Class A	242,415
26,035	Regal Entertainment Group, Class A	556,108
40,491	Twenty First Century Fox Inc., Class A Shares	1,555,057
17,340	Walt Disney Company	1,633,255
13,471	World Wrestling Entertainment Inc.	166,232
	Total Media	7,847,397
	Metals & Mining – 0.3%
18,970	Freeport-McMoRan, Inc.	443,139
10,237	Southern Copper Corporation	288,683
5,047	United States Steel Corporation	134,957
	Total Metals & Mining	866,779
	Multiline Retail – 0.8%
7,375	Nordstrom, Inc.	585,501
18,608	Target Corporation	1,412,533
	Total Multiline Retail	1,998,034
	Multi-Utilities – 1.6%
14,000	Ameren Corporation	645,820
52,946	CenterPoint Energy, Inc., (2)	1,240,525
7,260	Consolidated Edison, Inc.	479,233
22,250	Dominion Resources, Inc.	1,711,025
	Total Multi-Utilities	4,076,603
	Oil, Gas & Consumable Fuels – 7.2%
6,406	California Resources Corporation, (3)	35,297
17,341	Chesapeake Energy Corporation	339,363
27,692	Chevron Corporation, (2)	3,106,489
20,462	ConocoPhillips	1,413,106
11,317	CONSOL Energy Inc.	382,628
13,872	EOG Resources, Inc.	1,277,195
63,992	Exxon Mobil Corporation	5,916,060
7,395	Hess Corporation	545,899
20,768	Marathon Oil Corporation	587,527
6,036	Marathon Petroleum Corporation	544,809
16,016	Occidental Petroleum Corporation	1,291,050
10,602	ONEOK, Inc.	527,874
8,489	Peabody Energy Corporation	65,705
10,973	Phillips 66	786,764

Nuveen Investments

SPXX  Nuveen S&P 500 Dynamic Overwrite Fund
Portfolio of Investments (continued)  December 31, 2014

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
17,375	Southwestern Energy Company, (3)	$474,164
16,856	Valero Energy Corporation	834,372
	Total Oil, Gas & Consumable Fuels	18,128,302
	Personal Products – 0.1%
21,653	Avon Products, Inc.	203,322
	Pharmaceuticals – 6.2%
30,542	AbbVie Inc.	1,998,668
476	AstraZeneca PLC	33,501
33,890	Bristol-Myers Squibb Company	2,000,527
12,124	Eli Lilly and Company	836,435
46,221	Johnson & Johnson	4,833,330
50,045	Merck & Co. Inc.	2,842,056
100,558	Pfizer Inc.	3,132,382
1,443	Sanofi-Aventis	65,815
	Total Pharmaceuticals	15,742,714
	Real Estate Investment Trust – 2.1%
4,244	Annaly Capital Management Inc.	45,878
35,857	Brandywine Realty Trust	572,995
14,334	CubeSmart	316,351
16,442	Hospitality Properties Trust	509,702
4,323	Lamar Advertising Company	231,886
54,457	Lexington Realty Trust	597,938
32,604	Senior Housing Properties Trust	720,874
22,188	Ventas Inc.	1,590,880
19,112	Weyerhaeuser Company	685,930
	Total Real Estate Investment Trust	5,272,434
	Road & Rail – 1.2%
24,310	Union Pacific Corporation	2,896,050
	Semiconductors & Semiconductor Equipment – 2.4%
13,257	Analog Devices, Inc.	736,029
959	First Solar Inc., (3)	42,767
78,815	Intel Corporation	2,860,196
12,219	Microchip Technology Incorporated	551,199
19,215	NVIDIA Corporation	385,261
25,684	Texas Instruments Incorporated	1,373,195
	Total Semiconductors & Semiconductor Equipment	5,948,647
	Software – 3.6%
8,286	Autodesk, Inc., (3)	497,657
8,353	CDK Global Inc.	340,468
116,985	Microsoft Corporation	5,433,953
42,362	Oracle Corporation	1,905,019
16,980	Salesforce.com, Inc., (3)	1,007,084
	Total Software	9,184,181

Nuveen Investments

Shares	Description (1)	Value
	Specialty Retail – 2.5%
4,721	Abercrombie & Fitch Co., Class A	$135,209
10,060	American Eagle Outfitters, Inc.	139,633
13,107	Best Buy Co., Inc.	510,911
1,872	CST Brands Inc.	81,638
10,523	Gap, Inc.	443,124
16,028	Home Depot, Inc.	1,682,458
8,340	L Brands Inc.	721,826
14,954	Lowe's Companies, Inc.	1,028,834
7,525	Tiffany & Co.	804,121
10,968	TJX Companies, Inc.	752,184
	Total Specialty Retail	6,299,938
	Technology Hardware, Storage & Peripherals – 4.7%
87,763	Apple, Inc., (2)	9,687,280
2,984	Blackberry Limited, (3)	32,764
40,436	EMC Corporation	1,202,567
25,651	Hewlett-Packard Company	1,029,375
	Total Technology Hardware, Storage & Peripherals	11,951,986
	Textiles, Apparel & Luxury Goods – 0.6%
20,604	VF Corporation	1,543,240
	Tobacco – 1.5%
26,349	Altria Group, Inc.	1,298,214
21,770	Philip Morris International Inc.	1,773,166
12,737	Reynolds American Inc.	818,606
	Total Tobacco	3,889,986
	Trading Companies & Distributors – 0.2%
2,490	NOW Inc., (3)	64,067
1,520	W.W. Grainger, Inc.	387,432
	Total Trading Companies & Distributors	451,499
	Wireless Telecommunication Services – 0.0%
3,490	Sprint Corporation, (3)	14,484
	Total Common Stocks (cost $140,912,527)	243,460,084
Shares	Description (1), (4)	Value
	EXCHANGE-TRADED FUNDS – 5.3%
50,000	PowerShares QQQ Trust, Series 1, (2)	$5,162,500
40,000	SPDR® S&P 500® ETF, (2)	8,220,000
	Total Exchange-Traded Funds (cost $13,500,719)	13,382,500
	Total Long-Term Investments (cost $154,413,246)	256,842,584
	Other Assets Less Liabilities – (1.9)% (5)	(4,762,562)
	Net Assets – 100%	$252,080,022

Nuveen Investments

SPXX  Nuveen S&P 500 Dynamic Overwrite Fund
Portfolio of Investments (continued)  December 31, 2014

Investments in Derivatives as of December 31, 2014

Options Written outstanding:

Option Type	Number of Contracts	Description	Exchange-Traded/ Over-the-Counter	Broker/ Counterparty	Notional Amount (6)	Expiration Date	Strike Price	Value (5)
Call	(30)	NASDAQ 100® Index	Exchange-Traded	UBS	$(13,200,000)	1/17/15	$4,400.0000	$(14,400)
Call	(100)	PowerShares QQQ Trust, Series 1	Exchange-Traded	UBS	(1,070,000)	1/17/15	107.0000	(1,650)
Call	(400)	SPDR® S&P 500® ETF	Exchange-Traded	UBS	(8,440,000)	1/17/15	211.0000	(14,600)
Call	(121)	S&P 500® Index	Exchange-Traded	Morgan Stanley	(24,200,000)	1/17/15	2,000.0000	(673,200)
Call	(102)	S&P 500® Index	Exchange-Traded	Morgan Stanley	(20,655,000)	2/20/15	2,025.0000	(843,370)
Put	(25)	S&P 500® Index	Exchange-Traded	UBS	(4,975,000)	1/17/15	1,990.0000	(26,625)
Put	(25)	S&P 500® Index	Exchange-Traded	UBS	(5,025,000)	1/17/15	2,010.0000	(34,000)
Call	(116)	S&P 500® Index	Exchange-Traded	Citigroup	(23,490,000)	1/17/15	2,025.0000	(570,140)
Call	(96)	S&P 500® Index	Exchange-Traded	Citigroup	(19,680,000)	1/17/15	2,050.0000	(294,720)
Call	(200)	S&P 500® Index	Exchange-Traded	UBS	(42,500,000)	1/17/15	2,125.0000	(39,000)
Call	(50)	S&P 400® Index	Over-the-Counter	Deutsche Bank	(7,505,000)	1/23/15	1,501.0000	(8,725)
Call	(100)	S&P 400® Index	Over-the-Counter	Deutsche Bank	(15,192,008)	1/30/15	1,519.2008	(17,752)
	(1,365)	Total Options Written (premium received $2,573,269)			$(185,932,008)			$(2,538,182)

Options Purchased outstanding:

Option Type	Number of Contracts	Description	Exchange-Traded/ Over-the-Counter	Broker/ Counterparty	Notional Amount (6)	Expiration Date	Strike Price	Value (5)
Call	121	S&P 500® Index	Exchange-Traded	UBS	$24,200,000	1/17/15	$2,000.0000	$843,370
Call	102	S&P 500® Index	Exchange-Traded	UBS	20,655,000	2/20/15	2,025.0000	673,200
	223	Total Options Purchased (Premiums paid $1,971,405)			$44,855,000			$1,516,570
  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages in the Portfolio of Investments are based on net assets.

(2)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)  A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(5)  Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(6)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

ADR  American Depositary Receipt.

ETF  Exchange-Traded Fund.

See accompanying notes to financial statements.

Nuveen Investments

QQQX

Nuveen Nasdaq 100 Dynamic Overwrite Fund

Portfolio of Investments  December 31, 2014

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 100.1%
	COMMON STOCKS – 95.0%
	Aerospace & Defense – 0.9%
14,654	Boeing Company	$1,904,727
14,106	Honeywell International Inc.	1,409,472
2,019	Precision Castparts Corporation	486,337
24,142	United Technologies Corporation	2,776,330
	Total Aerospace & Defense	6,576,866
	Air Freight & Logistics – 0.5%
2,768	FedEx Corporation	480,691
31,059	United Parcel Service, Inc., Class B, (2)	3,452,829
4,069	UTI Worldwide, Inc.	49,113
	Total Air Freight & Logistics	3,982,633
	Airlines – 0.3%
12,008	Delta Air Lines, Inc.	590,674
6,915	Ryanair Holdings PLC, (3)	492,832
26,363	Southwest Airlines Co.	1,115,682
	Total Airlines	2,199,188
	Auto Components – 0.2%
10,102	American Axle and Manufacturing Holdings Inc.	228,204
1,406	Autoliv Inc.	149,205
2,364	BorgWarner Inc.	129,902
10,993	Gentex Corporation	397,177
4,227	Lear Corporation	414,584
	Total Auto Components	1,319,072
	Automobiles – 0.2%
49,165	Ford Motor Company	762,058
14,597	Harley-Davidson, Inc.	962,088
	Total Automobiles	1,724,146
	Banks – 1.6%
149,582	Bank of America Corporation	2,676,022
34,216	Citigroup Inc.	1,851,428
36,006	JP Morgan Chase & Co.	2,253,255
33,171	U.S. Bancorp	1,491,036
60,153	Wells Fargo & Company	3,297,587
	Total Banks	11,569,328
	Beverages – 0.8%
4,447	Brown-Forman Corporation	390,624
36,625	Coca-Cola Company	1,546,308
15,729	Monster Beverage Corporation, (3)	1,704,237
24,602	PepsiCo, Inc.	2,326,365
	Total Beverages	5,967,534
	Biotechnology – 9.5%
10,000	Agios Pharmaceutical Inc., (3)	1,120,400
14,421	Alkermes PLC, (3)	844,494
96,234	Amgen Inc., (2)	15,329,114
11,732	BioMarin Pharmaceutical Inc., (3)	1,060,573

Nuveen Investments

QQQX  Nuveen Nasdaq 100 Dynamic Overwrite Fund
Portfolio of Investments (continued)  December 31, 2014

Shares	Description (1)	Value
	Biotechnology (continued)
167,710	Celgene Corporation, (3)	$18,760,041
9,456	Cubist Pharmaceuticals Inc., (3)	951,746
3,743	Genomic Health, Inc., (3)	119,664
230,139	Gilead Sciences, Inc., (2), (3)	21,692,902
6,049	Immunogen, Inc., (3)	36,899
9,571	Incyte Pharmaceuticals Inc., (3)	699,736
10,136	ISIS Pharmaceuticals, Inc., (3)	625,797
36,642	Lexicon Genetics, Inc., (3)	33,341
12,904	Myriad Genentics Inc., (3)	439,510
9,000	Regeneron Pharmaceuticals, Inc., (3)	3,692,250
12,177	Seattle Genetics, Inc., (3)	391,247
6,117	United Therapeutics Corporation, (3)	792,090
20,000	Vertex Pharmaceuticals Inc., (3)	2,376,000
	Total Biotechnology	68,965,804
	Capital Markets – 0.9%
28,551	Bank New York Mellon	1,158,314
62,652	Charles Schwab Corporation	1,891,464
2,996	Franklin Resources, Inc.	165,889
1,581	Goldman Sachs Group, Inc.	306,445
24,475	Morgan Stanley	949,630
11,627	SEI Investments Company	465,545
5,883	T. Rowe Price Group Inc.	505,114
5,152	TD Ameritrade Holding Corporation	184,339
13,816	Waddell & Reed Financial, Inc., Class A	688,313
	Total Capital Markets	6,315,053
	Chemicals – 0.8%
2,138	Air Products & Chemicals Inc.	308,364
973	CF Industries Holdings, Inc.	265,181
18,504	Dow Chemical Company	843,967
22,041	E.I. Du Pont de Nemours and Company	1,629,712
5,970	Ecolab Inc.	623,984
7,810	Methanex Corporation	357,932
10,514	Monsanto Company	1,256,108
3,448	Praxair, Inc.	446,723
	Total Chemicals	5,731,971
	Commercial Services & Supplies – 0.3%
3,842	Cintas Corporation	301,366
5,162	Copart Inc., (3)	188,361
7,605	KAR Auction Services Inc.	263,513
7,510	R.R. Donnelley & Sons Company	126,206
15,000	Tetra Tech, Inc.	400,500
3,738	United Stationers, Inc.	157,594
4,788	Waste Connections Inc.	210,624
9,417	Waste Management, Inc.	483,280
	Total Commercial Services & Supplies	2,131,444
	Communications Equipment – 6.1%
845,311	Cisco Systems, Inc., (2)	23,512,325
21,858	Ericsson	264,482
273,466	QUALCOMM, Inc.	20,326,728
	Total Communications Equipment	44,103,535
	Consumer Finance – 0.3%
8,310	American Express Company	773,162
6,671	Capital One Financial Corporation	550,691
27,215	Navient Corporation	588,116
27,215	SLM Corporation	277,321
	Total Consumer Finance	2,189,290

Nuveen Investments

Shares	Description (1)	Value
	Containers & Packaging – 0.2%
17,353	Packaging Corp. of America	$1,354,402
1,377	Silgan Holdings, Inc.	73,807
4,824	Sonoco Products Company	210,809
	Total Containers & Packaging	1,639,018
	Distributors – 0.2%
3,449	Genuine Parts Company	367,560
40,470	LKQ Corporation, (3)	1,138,016
	Total Distributors	1,505,576
	Diversified Consumer Services – 0.1%
21,475	Service Corporation International	487,483
1,285	Strayer Education Inc.	95,450
	Total Diversified Consumer Services	582,933
	Diversified Financial Services – 0.4%
3,641	Berkshire Hathaway Inc., Class B, (3)	546,696
14,599	CME Group, Inc.	1,294,201
9,748	FNFV Group, (3)	153,434
9,902	Moody's Corporation	948,711
	Total Diversified Financial Services	2,943,042
	Diversified Telecommunication Services – 0.8%
68,427	AT&T Inc.	2,298,463
70,100	Verizon Communications Inc.	3,279,278
	Total Diversified Telecommunication Services	5,577,741
	Electric Utilities – 0.5%
48,358	Great Plains Energy Incorporated	1,373,851
10,842	OGE Energy Corp.	384,674
25,922	Pinnacle West Capital Corporation	1,770,732
	Total Electric Utilities	3,529,257
	Electrical Equipment – 0.6%
23,934	Eaton PLC	1,626,555
11,265	Emerson Electric Company	695,388
8,327	Hubbell Incorporated, Class B	889,573
9,416	Rockwell Automation, Inc.	1,047,059
	Total Electrical Equipment	4,258,575
	Electronic Equipment, Instruments & Components – 0.4%
12,148	Amphenol Corporation, Class A	653,684
3,675	Arrow Electronics, Inc., (3)	212,746
5,960	Avnet Inc.	256,399
30,310	Corning Incorporated	695,008
7,692	Keysight Technologies, Inc., (3)	259,759
13,756	National Instruments Corporation	427,674
1,870	Plexus Corporation, (3)	77,063
1,872	Zebra Technologies Corporation, Class A, (3)	144,912
	Total Electronic Equipment, Instruments & Components	2,727,245
	Energy Equipment & Services – 0.5%
20,122	Cooper Cameron Corporation, (3)	1,005,094
7,838	Diamond Offshore Drilling, Inc.	287,733
25,616	Halliburton Company	1,007,477
15,853	Schlumberger Limited	1,354,005
	Total Energy Equipment & Services	3,654,309

Nuveen Investments

QQQX  Nuveen Nasdaq 100 Dynamic Overwrite Fund
Portfolio of Investments (continued)  December 31, 2014

Shares	Description (1)	Value
	Food & Staples Retailing – 1.2%
2,453	Casey's General Stores, Inc.	$221,555
29,337	CVS Caremark Corporation	2,825,446
1,862	Fresh Market Inc., (3)	76,714
27,808	Kroger Co.	1,785,552
1,050	PriceSmart, Inc.	95,781
23,214	Walgreens Boot Alliance, Inc.	1,768,907
19,233	Wal-Mart Stores, Inc.	1,651,730
	Total Food & Staples Retailing	8,425,685
	Food Products – 0.2%
10,080	Archer-Daniels-Midland Company	524,160
5,000	Keurig Green Mountain Inc.	661,975
	Total Food Products	1,186,135
	Gas Utilities – 0.1%
18,047	AGL Resources Inc.	983,742
	Health Care Equipment & Supplies – 1.3%
31,753	Abbott Laboratories	1,429,520
9,126	Baxter International, Inc.	668,845
2,926	Becton, Dickinson and Company, (2)	407,182
1,655	C. R. Bard, Inc.	275,756
9,327	CareFusion Corporation, (3)	553,464
12,609	Covidien PLC	1,289,649
12,334	Hill-Rom Holdings Inc.	562,677
1,123	Idexx Labs Inc., (3)	166,507
19,541	Medtronic, Inc., (2)	1,410,860
12,792	Saint Jude Medical Inc.	831,864
3,714	Stryker Corporation	350,342
11,178	Zimmer Holdings, Inc.	1,267,809
	Total Health Care Equipment & Supplies	9,214,475
	Health Care Providers & Services – 2.6%
7,890	AmerisourceBergen Corporation	711,362
7,690	Anthem Inc.	966,402
13,759	Brookdale Senior Living Inc., (3)	504,543
20,971	Cardinal Health, Inc.	1,692,989
115,949	Express Scripts, Holding Company, (3)	9,817,402
7,293	McKesson HBOC Inc., (2)	1,513,881
11,450	Omnicare, Inc.	835,049
1,606	Patterson Companies, Inc.	77,249
12,175	Tenet Healthcare Corporation, (3)	616,907
14,614	UnitedHealth Group Incorporated	1,477,329
7,946	Universal Health Services, Inc., Class B	884,072
	Total Health Care Providers & Services	19,097,185
	Health Care Technology – 0.0%
8,481	Allscripts Healthcare Solutions Inc., (3)	108,302
13,136	Quality Systems Inc.	204,790
	Total Health Care Technology	313,092
	Hotels, Restaurants & Leisure – 1.0%
20,714	Carnival Corporation	938,966
3,330	Cheesecake Factory Inc.	167,532
17,543	International Game Technology	302,617
22,319	McDonald's Corporation	2,091,290
1,773	Panera Bread Company, (3)	309,920
1,769	Restaurant Brands International Inc., (3)	69,062
12,224	Starwood Hotels & Resorts Worldwide, Inc.	991,000

Nuveen Investments

Shares	Description (1)	Value
	Hotels, Restaurants & Leisure (continued)
84,855	The Wendy's Company	$766,241
13,593	Wynn Resorts Ltd, (2)	2,022,095
	Total Hotels, Restaurants & Leisure	7,658,723
	Household Durables – 0.5%
41,536	KB Home	687,421
36,936	Newell Rubbermaid Inc.	1,406,892
7,376	Whirlpool Corporation	1,429,026
	Total Household Durables	3,523,339
	Household Products – 0.4%
36,079	Procter & Gamble Company	3,286,436
	Industrial Conglomerates – 0.7%
8,803	3M Co.	1,446,509
16,011	Danaher Corporation	1,372,303
82,528	General Electric Company	2,085,483
	Total Industrial Conglomerates	4,904,295
	Insurance – 0.7%
12,439	American International Group, Inc.	696,708
824	Arch Capital Group Limited, (3)	48,698
5,268	CNA Financial Corporation	203,924
29,248	FNF Group	1,007,594
24,192	Marsh & McLennan Companies, Inc.	1,384,750
9,224	Prudential Financial, Inc.	834,403
9,130	Travelers Companies, Inc.	966,411
	Total Insurance	5,142,488
	Internet & Catalog Retail – 4.9%
75,621	Amazon.com, Inc., (2), (3)	23,468,977
11,995	HSN, Inc.	911,620
9,963	Priceline Group, Inc. (The), (3)	11,359,912
	Total Internet & Catalog Retail	35,740,509
	Internet Software & Services – 10.5%
19,016	Akamai Technologies, Inc., (3)	1,197,247
2,017	AOL Inc., (3)	93,125
45,473	Baidu Inc., ADR, (3)	10,366,480
222,685	eBay Inc., (2), (3)	12,497,082
44,044	Google Inc., Class A, (3)	23,372,389
42,470	Google Inc., Class C, (3)	22,356,208
17,621	IAC/InterActiveCorp	1,071,181
4,807	J2 Global Inc.	298,034
1,436	Mercadolibre, Inc.	183,334
7,516	Netease.com, Inc.	745,136
4,376	NIC, Incorporated	78,724
5,270	WebMD Health Corporation, Class A, (3)	208,429
71,023	Yahoo! Inc., (3)	3,587,372
	Total Internet Software & Services	76,054,741
	IT Services – 1.8%
4,453	Acxiom Corporation, (3)	90,262
479	Alliance Data Systems Corporation, (3)	137,018
10,704	Computer Sciences Corporation	674,887
5,989	CSG Systems International Inc.	150,144
12,966	Fidelity National Information Services, Inc.	806,485
19,208	Genpact Limited, (3)	363,607

Nuveen Investments

QQQX  Nuveen Nasdaq 100 Dynamic Overwrite Fund
Portfolio of Investments (continued)  December 31, 2014

Shares	Description (1)	Value
	IT Services (continued)
8,158	Global Payments Inc.	$658,595
19,648	Henry Jack and Associates Inc.	1,220,927
14,724	Infosys Technologies Limited	463,217
15,639	International Business Machines Corporation (IBM)	2,509,121
5,008	Leidos Holdings Inc.	217,948
14,732	MasterCard, Inc.	1,269,309
3,931	NeuStar, Inc., (3)	109,282
31,483	Paychex, Inc.	1,453,570
6,846	Sapient Corporation, (3)	170,328
2,862	Science Applications International Corporation	141,755
8,580	Total System Services Inc.	291,377
7,718	Visa Inc.	2,023,660
	Total IT Services	12,751,492
	Life Sciences Tools & Services – 0.5%
15,384	Agilent Technologies, Inc.	629,821
20,567	Bio-Techne Corporation	1,900,391
4,788	Charles River Laboratories International, Inc., (3)	304,708
14,460	ICON plc, (3)	737,315
5,980	Luminex Corporation, (3)	112,185
	Total Life Sciences Tools & Services	3,684,420
	Machinery – 0.7%
2,571	AGCO Corporation	116,209
9,726	Caterpillar Inc.	890,221
6,217	Deere & Company	550,018
19,465	Graco Inc.	1,560,704
7,181	Makita Corporation, (4)	323,504
3,641	Nordson Corporation	283,852
11,888	SPX Corporation	1,021,417
2,114	WABCO Holdings Inc.	221,505
	Total Machinery	4,967,430
	Media – 4.5%
19,288	CBS Corporation, Class B	1,067,398
230,000	Comcast Corporation, Class A	13,342,300
14,000	Discovery Communications inc., Class A Shares, (3)	482,300
14,000	Discovery Communications Inc., Class C Shares, (3)	472,080
12,888	News Corporation Class B Shares, (3)	194,351
51,332	News Corporation, Class A Shares, (3)	805,399
20,124	Omnicom Group, Inc.	1,559,006
2,345	Scripps Networks Interactive, Class A Shares	176,508
2,751	Starz, Class A, (3)	81,705
2,645	Time Inc.	65,093
5,242	Time Warner Cable, Class A	797,099
21,163	Time Warner Inc.	1,807,743
205,331	Twenty First Century Fox Inc., Class A Shares	7,885,737
30,876	Walt Disney Company (The)	2,908,210
6,836	WPP Group PLC	711,628
	Total Media	32,356,557
	Metals & Mining – 0.1%
4,949	AngloGold Ashanti Limited	43,056
7,972	Cliffs Natural Resources Inc.	56,920
54,923	Companhia Siderurgica Nacional S.A	114,240
5,432	Freeport-McMoRan, Inc.	126,892
1,736	Newmont Mining Corporation	32,810
7,686	United States Steel Corporation	205,524
	Total Metals & Mining	579,442

Nuveen Investments

Shares	Description (1)	Value
	Multiline Retail – 0.3%
10,865	Family Dollar Stores, Inc.	$860,617
4,511	Kohl's Corporation	275,351
10,757	Macy's, Inc.	707,273
2,818	Nordstrom, Inc.	223,721
	Total Multiline Retail	2,066,962
	Multi-Utilities – 0.1%
6,538	Integrys Energy Group, Inc.	508,983
	Oil, Gas & Consumable Fuels – 1.1%
1,231	Anadarko Petroleum Corporation	101,558
9,342	Cabot Oil & Gas Corporation	276,617
2,438	California Resources Corporation, (3)	13,433
30,857	Chevron Corporation	3,461,538
30,285	ConocoPhillips	2,091,482
6,095	Occidental Petroleum Corporation	491,318
22,649	Phillips 66	1,623,933
	Total Oil, Gas & Consumable Fuels	8,059,879
	Paper & Forest Products – 0.1%
10,899	International Paper Company	583,968
	Pharmaceuticals – 2.3%
34,891	AbbVie Inc.	2,283,267
10,384	Actavis PLC, (3)	2,672,945
12,012	Allergan, Inc.	2,553,631
34,884	Bristol-Myers Squibb Company	2,059,203
6,117	Eli Lilly and Company	422,012
8,946	Endo International PLC, (3)	645,186
727	Mallinckrodt PLC, (3)	71,995
36,144	Merck & Co. Inc.	2,052,618
73,196	Pfizer Inc.	2,280,055
6,009	Shire plc, ADR	1,277,153
872	Theravance Biopharma Inc., (3)	13,010
3,054	Theravance Inc.	43,214
	Total Pharmaceuticals	16,374,289
	Professional Services – 0.5%
6,314	Equifax Inc.	510,613
2,798	IHS Inc., (3)	318,636
11,461	Manpower Inc.	781,296
19,598	Robert Half International Inc.	1,144,131
1,389	Towers Watson & Company, Class A Shares	157,193
15,000	Verisk Analytics Inc, Class A Shares, (3)	960,750
	Total Professional Services	3,872,619
	Real Estate Investment Trust – 0.5%
18,413	Apartment Investment & Management Company, Class A	684,043
9,319	Crown Castle International Corporation	733,405
28,958	CubeSmart	639,103
4,590	Developers Diversified Realty Corporation	84,272
2,045	Lamar Advertising Company	109,694
17,523	Senior Housing Properties Trust	387,434
12,035	Ventas Inc.	862,910
	Total Real Estate Investment Trust	3,500,861

Nuveen Investments

QQQX  Nuveen Nasdaq 100 Dynamic Overwrite Fund
Portfolio of Investments (continued)  December 31, 2014

Shares	Description (1)	Value
	Road & Rail – 0.4%
23,916	CSX Corporation	$866,477
19,779	Heartland Express, Inc.	534,231
4,374	J.B. Hunt Transports Serives Inc.	368,510
9,051	Landstar System	656,469
8,819	Werner Enterprises, Inc.	274,712
	Total Road & Rail	2,700,399
	Semiconductors & Semiconductor Equipment – 7.3%
9,078	Aixtron AG, Aachen SH	101,764
40,773	Altera Corporation	1,506,155
53,698	Analog Devices, Inc., (2)	2,981,313
2,443	ASM International NV	103,510
1,253	ASML Lithography Holding NV	135,111
47,386	Atmel Corporation, (3)	397,805
2,227	Cabot Microelectronics Corporation, (3)	105,382
4,697	Cree, Inc., (3)	151,337
11,761	Cypress Semiconductor Corporation	167,947
28,948	Fairchild Semiconductor International Inc., Class A, (3)	488,642
17,789	Integrated Device Technology, Inc., (3)	348,664
776,244	Intel Corporation, (2)	28,169,895
5,743	International Rectifier Corporation, (3)	229,146
14,136	Intersil Corporation, Class A	204,548
13,210	Lam Research Corporation	1,048,081
45,919	Linear Technology Corporation	2,093,906
2,198	Mellanox Technologies, Limited, (3)	93,921
121,609	Micron Technology, Inc., (2), (3)	4,257,531
8,107	Microsemi Corporation, (3)	230,077
69,107	NVIDIA Corporation	1,385,595
21,000	NXP Semiconductors NV, (3)	1,604,400
27,886	ON Semiconductor Corporation, (3)	282,485
5,933	Power Integrations Inc.	306,973
11,023	Rambus Inc., (3)	122,245
5,950	Semtech Corporation, (3)	164,042
10,146	Silicon Laboratories Inc., (3)	483,153
44,749	Siliconware Precision Industries Company Limited	337,855
8,537	Skyworks Solutions Inc.	620,725
5,819	SunEdison Inc., (3)	113,529
2,774	Taiwan Semiconductor Manufacturing Company Limited	62,082
7,657	Tessera Technologies Inc.	273,814
90,000	Texas Instruments Incorporated, (2)	4,811,850
	Total Semiconductors & Semiconductor Equipment	53,383,483
	Software – 8.8%
4,818	ACI Worldwide, Inc., (3)	97,179
61,118	Activision Blizzard Inc.	1,231,528
5,000	Advent Software Inc.	153,200
7,378	Ansys Inc., (3)	604,996
27,073	Autodesk, Inc., (3)	1,626,004
2,847	Blackbaud, Inc.	123,161
51,724	Cadence Design Systems, Inc., (3)	981,204
11,986	CDK Global Inc.	488,549
2,361	Covisint Corporation, (3)	6,257
4,334	Informatica Corporation, (3)	165,277
1,134,429	Microsoft Corporation, (2)	52,694,227
1,584	Microstrategy Inc., (3)	257,242
1,330	NetSuite Inc., (3)	145,196
11,112	Open Text Corporation	647,385
49,954	Oracle Corporation	2,246,431
12,402	Parametric Technology Corporation, (3)	454,533
6,511	Progress Software Corporation, (3)	175,927
5,477	Red Hat, Inc., (3)	378,680

Nuveen Investments

Shares	Description (1)	Value
	Software (continued)
1,000	Salesforce.com, Inc., (3)	$59,310
3,202	Solera Holdings Inc.	163,878
2,640	SS&C Technologies Holdings Inc.	154,414
25,778	Synopsys Inc., (2), (3)	1,120,570
	Total Software	63,975,148
	Specialty Retail – 2.0%
4,472	Advance Auto Parts, Inc.	712,300
18,980	Ascena Retail Group Inc., (3)	238,389
1,202	AutoZone, Inc., (3)	744,170
1,126	Best Buy Co., Inc.	43,891
4,581	CarMax, Inc., (3)	305,003
3,340	Dick's Sporting Goods Inc.	165,831
24,643	Gap, Inc.	1,037,717
26,305	Home Depot, Inc.	2,761,236
16,432	L Brands Inc.	1,422,190
2,484	Lowe's Companies, Inc.	170,899
10,855	PetSmart Inc.	882,457
9,254	Rent-A-Center Inc.	336,105
5,369	Sally Beauty Holdings Inc., (3)	165,043
5,585	Signet Jewelers Limited	734,818
5,134	Tiffany & Co.	548,619
24,566	TJX Companies, Inc.	1,684,736
20,000	Tractor Supply Company	1,576,400
2,515	Ulta Salon, Cosmetics & Fragrance, Inc., (3)	321,518
17,756	Urban Outfitters, Inc., (3)	623,768
2,384	Williams-Sonoma Inc.	180,421
	Total Specialty Retail	14,655,511
	Technology Hardware, Storage & Peripherals – 13.0%
819,604	Apple, Inc., (2)	90,467,890
36,925	EMC Corporation	1,098,150
19,045	Hewlett-Packard Company	764,276
24,822	SanDisk Corporation	2,432,060
	Total Technology Hardware, Storage & Peripherals	94,762,376
	Textiles, Apparel & Luxury Goods – 0.1%
13,384	Coach, Inc.	502,703
2,496	PVH Corporation	319,912
	Total Textiles, Apparel & Luxury Goods	822,615
	Tobacco – 0.3%
20,575	Altria Group, Inc.	1,013,730
18,760	Philip Morris International Inc.	1,528,002
	Total Tobacco	2,541,732
	Trading Companies & Distributors – 0.1%
4,640	MSC Industrial Direct Inc., Class A	377,000
	Wireless Telecommunication Services – 0.3%
15,355	Partner Communications Company Limited	77,696
12,000	SBA Communications Corporation, (3)	1,329,121
19,244	Telephone and Data Systems Inc.	485,912
13,012	United States Cellular Corporation, (3)	518,269
	Total Wireless Telecommunication Services	2,410,998
	Total Common Stocks (cost $308,627,436)	689,660,569

Nuveen Investments

QQQX  Nuveen Nasdaq 100 Dynamic Overwrite Fund
Portfolio of Investments (continued)  December 31, 2014

Shares	Description (1), (5)			Value
	EXCHANGE-TRADED FUNDS – 5.1%
200,000	PowerShares QQQ Trust, Series 1			$20,650,000
80,000	SPDR® S&P 500® ETF			16,440,000
	Total Exchange-Traded Funds (cost $37,582,375)			37,090,000
	Total Long-Term Investments (cost $346,209,811)			726,750,569
Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.9%
$14,258	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/14, repurchase price $14,257,610, collateralized by $12,070,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $14,544,350	0.000%	1/02/15	$14,257,610
	Total Short-Term Investments (cost $14,257,610)			14,257,610
	Total Investments (cost $360,467,421) – 102.0%			741,008,179
	Other Assets Less Liabilities – (2.0)% (6)			(14,726,430)
	Net Assets – 100%			$726,281,749

Investments in Derivatives as of December 31, 2014

Options Written outstanding:

Option Type	Number of Contracts	Description	Exchange-Traded/ Over-the-Counter	Broker/ Counterparty	Notional Amount (7)	Expiration Date	Strike Price	Value (6)
Call	(60)	NASDAQ 100® Index	Exchange-Traded	UBS	$(25,800,000)	1/09/15	$4,300.0000	$(87,600)
Call	(100)	Alkermes PLC	Exchange-Traded	UBS	(600,000)	1/17/15	60.0000	(20,500)
Call	(100)	Macy's, Inc.	Exchange-Traded	UBS	(625,000)	1/17/15	62.5000	(37,500)
Call	(400)	Micron Technology, Inc.	Exchange-Traded	UBS	(1,400,000)	1/17/15	35.0000	(58,000)
Call	(50)	NASDAQ 100® Index	Exchange-Traded	Citigroup	(20,750,000)	1/17/15	4,150.0000	(599,250)
Call	(40)	NASDAQ 100® Index	Exchange-Traded	UBS	(17,100,000)	1/17/15	4,275.0000	(153,600)
Call	(100)	NASDAQ 100® Index	Exchange-Traded	UBS	(43,500,000)	1/17/15	4,350.0000	(123,500)
Call	(60)	NASDAQ 100® Index	Exchange-Traded	UBS	(26,400,000)	1/17/15	4,400.0000	(28,800)
Call	(150)	NASDAQ 100® Index	Exchange-Traded	UBS	(66,375,000)	1/17/15	4,425.0000	(45,375)
Call	(500)	PowerShares QQQ Trust, Series 1	Exchange-Traded	BNP Paribas	(5,350,000)	1/17/15	107.0000	(8,250)
Call	(400)	SPDR® S&P 500® ETF	Exchange-Traded	BNP Paribas	(8,440,000)	1/17/15	211.0000	(14,600)
Put	(75)	S&P 500® Index	Exchange-Traded	UBS	(14,925,000)	1/17/15	1,990.0000	(79,875)
Put	(100)	S&P 500® Index	Exchange-Traded	UBS	(20,100,000)	1/17/15	2,010.0000	(136,000)
Call	(159)	S&P 500® Index	Exchange-Traded	UBS	(32,595,000)	1/17/15	2,050.0000	(488,130)
Call	(200)	S&P 500® Index	Exchange-Traded	UBS	(41,700,000)	1/17/15	2,085.0000	(223,000)
Call	(200)	S&P 500® Index	Exchange-Traded	UBS	(42,500,000)	1/17/15	2,125.0000	(39,000)
Call	(101)	S&P 500® Index	Exchange-Traded	Morgan Stanley	(20,200,000)	1/17/15	2,000.0000	(703,970)
Call	(96)	S&P 500® Index	Exchange-Traded	Morgan Stanley	(19,440,000)	1/17/15	2,025.0000	(471,840)
Call	(52)	NASDAQ 100® Index	Exchange-Traded	Citigroup	(21,060,000)	1/17/15	4,050.0000	(1,114,880)
Call	(76)	S&P 500® Index	Exchange-Traded	Morgan Stanley	(15,390,000)	2/20/15	2,025.0000	(501,600)
Call	(20)	S&P 500® Index	Exchange-Traded	Citigroup	(4,050,000)	2/20/15	2,025.0000	(132,000)
Call	(130)	S&P 400® Index	Over-the-Counter	Deutsche Bank	(19,513,000)	1/23/15	1,501.0000	(22,686)
Call	(100)	S&P 400® Index	Over-the-Counter	Deutsche Bank	(15,192,008)	1/30/15	1,519.2008	(17,752)
	(3,269)	Total Options Written (premiums received $5,604,793)			$(483,005,008)			$(5,107,708)
Nuveen Investments

Options Purchased outstanding:

Option Type	Number of Contracts	Description	Exchange-Traded/ Over-the-Counter	Broker/ Counterparty	Notional Amount (7)	Expiration Date	Strike Price	Value (6)
Call	101	S&P 500® Index	Exchange-Traded	UBS	$20,200,000	1/17/15	$2,000.0000	$703,970
Call	96	S&P 500® Index	Exchange-Traded	UBS	19,440,000	1/17/15	2,025.0000	471,840
Call	96	S&P 500® Index	Exchange-Traded	UBS	19,440,000	2/20/15	2,025.0000	633,600
Call	52	NASDAQ 100® Index	Exchange-Traded	UBS	21,060,000	1/17/15	4,050.0000	1,114,880
	345	Total Options Purchased (premiums paid $3,739,353)			$80,140,000			$2,924,290

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets.

(2)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)  For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.

(5)  A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(6)  Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(7)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

ADR  American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Assets and Liabilities  December 31, 2014

	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Assets
Long-term investments, at value (cost $802,254,334, $399,006,872, $154,413,246 and $346,209,811, respectively)	$1,394,154,653	$604,560,415	$256,842,584	$726,750,569
Short-term investments, at value (cost $46,951,180, $4,999,913, $— and $14,257,610, respectively)	46,951,180	4,999,955	—	14,257,610
Cash	1,278,462	—	—	4,851,068
Due from broker	—	355,506	176,666	521,810
Options purchased, at value (premiums paid $—, $—, $1,971,405 and $3,739,353)	—	—	1,516,570	2,924,290
Cash collateral at brokers(1)	—	971,000	—	—
Receivable for:
Dividends	1,891,630	657,912	326,284	321,635
Investments sold	—	7,325,485	—	1,294
Reclaims	41	—	—	329
Other assets	146,701	14,006	23,083	46,220
Total assets	1,444,422,667	618,884,279	258,885,187	749,674,825
Liabilities
Cash overdraft	—	8,229,378	3,917,904	157,503
Options written, at value (premiums received $31,623,174, $2,357,314, $2,573,269 and $5,604,793)	28,543,745	2,086,396	2,538,182	5,107,708
Payable for investments purchased	—	—	—	16,787,640
Accrued expenses:
Management fees	1,025,888	445,095	180,171	534,560
Trustees fees	149,619	14,921	22,801	48,037
Other	1,154,537	799,841	146,107	757,628
Total liabilities	30,873,789	11,575,631	6,805,165	23,393,076
Net assets	$1,413,548,878	$607,308,648	$252,080,022	$726,281,749
Shares outstanding	103,554,549	36,085,350	16,152,579	36,564,414
Net asset value ("NAV") per share outstanding	$13.65	$16.83	$15.61	$19.86
Net assets consist of:
Shares, $.01 par value per share	$1,035,545	$360,854	$161,526	$365,644
Paid-in surplus	975,854,106	416,484,010	196,500,071	367,424,671
Undistributed (Over-distribution of) net investment income	—	—	—	(9)
Accumulated net realized gain (loss)	(158,320,521)	(15,360,719)	(46,591,165)	(21,731,337)
Net unrealized appreciation (depreciation)	594,979,748	205,824,503	102,009,590	380,222,780
Net assets	$1,413,548,878	$607,308,648	$252,080,022	$726,281,749
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited

(1)  Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Operations  Year Ended December 31, 2014

	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Investment Income
Dividend Income (net of foreign tax withheld of $3,696, $—, $2,327 and $13,561, respectively)	$12,373,622	$4,596,421	$5,552,407	$4,782,040
Interest	—	1,115	—	—
Total investment income	12,373,622	4,597,536	5,552,407	4,782,040
Expenses
Management fees	4,787,131	1,812,926	2,138,364	3,130,535
Shareholder servicing agent fees and expenses	1,036	494	272	394
Custodian fees and expenses	98,942	69,847	59,539	66,425
Trustees fees and expenses	18,924	7,384	8,987	13,184
Professional fees	55,433	45,839	39,501	47,508
Shareholder reporting expenses	150,873	85,569	70,419	83,491
Stock exchange listing fees	12,629	8,826	8,826	—
Investor relations expenses	141,032	53,459	59,046	83,127
Reorganization expenses	332,753	197,842	—	11,965
Other expenses	70,357	59,648	50,262	198,532
Total expenses	5,669,110	2,341,834	2,435,216	3,635,161
Net investment income (loss)	6,704,512	2,255,702	3,117,191	1,146,879
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	45,817,171	4,496,680	18,290,772	21,431,590
Options purchased	(32,948)	—	1,701	—
Options written	(40,294,681)	(2,971,045)	(13,249,254)	(6,477,975)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	8,438,004	11,139,953	4,718,553	29,971,630
Options purchased	—	—	(454,835)	(815,063)
Options written	11,472,739	1,513,182	3,303,379	1,782,067
Net realized and unrealized gain (loss)	25,400,285	14,178,770	12,610,316	45,892,249
Net increase (decrease) in net assets from operations	$32,104,797	$16,434,472	$15,727,507	$47,039,128

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets

	S&P 500 Buy-Write Income (BXMX)		Dow 30SM Dynamic Overwrite (DIAX)
	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13
Operations
Net investment income (loss)	$6,704,512	$7,751,513	$2,255,702	$2,676,461
Net realized gain (loss) from:
Investments and foreign currency	45,817,171	45,642,380	4,496,680	13,951,450
Options purchased	(32,948)	—	—	—
Options written	(40,294,681)	(69,124,090)	(2,971,045)	(5,650,519)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	8,438,004	90,331,208	11,139,953	30,662,013
Options purchased	—	—	—	—
Options written	11,472,739	(6,774,541)	1,513,182	(1,421,480)
Net increase (decrease) in net assets from operations	32,104,797	67,826,470	16,434,472	40,217,925
Distributions to Shareholders
From net investment income	(7,115,283)	(7,703,790)	(2,647,222)	(6,459,028)
From accumulated net realized gains	—	—	(1,054,139)	(5,254,440)
Return of capital	(31,195,830)	(33,992,241)	(9,083,316)	(1,071,209)
Decrease in net assets from distributions to shareholders	(38,311,113)	(41,696,031)	(12,784,677)	(12,784,677)
Capital Share Transactions
Shares issued in the Reorganizations	888,642,700	—	403,959,687	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
Net increase (decrease) in net assets from capital share transactions	888,642,700	—	403,959,687	—
Net increase (decrease) in net assets	882,436,384	26,130,439	407,609,482	27,433,248
Net assets at the beginning of period	531,112,494	504,982,055	199,699,166	172,265,918
Net assets at the end of period	$1,413,548,878	$531,112,494	$607,308,648	$199,699,166
Undistributed (Over-distribution of) net investment income at the end of period	$—	$—	$—	$—

See accompanying notes to financial statements.

Nuveen Investments

	S&P 500 Dynamic Overwrite (SPXX)		Nasdaq 100 Dynamic Overwrite (QQQX)
	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13
Operations
Net investment income (loss)	$3,117,191	$3,513,561	$1,146,879	$1,350,770
Net realized gain (loss) from:
Investments and foreign currency	18,290,772	17,602,323	21,431,590	8,736,533
Options purchased	1,701	—	—	(41,555)
Options written	(13,249,254)	(26,053,355)	(6,477,975)	(10,981,824)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	4,718,553	46,841,353	29,971,630	87,178,622
Options purchased	(454,835)	—	(815,063)	10,602
Options written	3,303,379	(2,602,360)	1,782,067	(1,617,379)
Net increase (decrease) in net assets from operations	15,727,507	39,301,522	47,039,128	84,635,769
Distributions to Shareholders
From net investment income	(3,119,271)	(3,514,811)	(1,248,726)	(1,350,770)
From accumulated net realized gains	—	—	(8,909,792)	—
Return of capital	(13,744,021)	(14,576,077)	(15,055,028)	(21,001,515)
Decrease in net assets from distributions to shareholders	(16,863,292)	(18,090,888)	(25,213,546)	(22,352,285)
Capital Share Transactions
Shares issued in the Reorganizations	—	—	360,939,978	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	386,518	812,737
Net increase (decrease) in net assets from capital share transactions	—	—	361,326,496	812,737
Net increase (decrease) in net assets	(1,135,785)	21,210,634	383,152,078	63,096,221
Net assets at the beginning of period	253,215,807	232,005,173	343,129,671	280,033,450
Net assets at the end of period	$252,080,022	$253,215,807	$726,281,749	$343,129,671
Undistributed (Over-distribution of) net investment income at the end of period	$—	$—	$(9)	$—

See accompanying notes to financial statements.

Nuveen Investments

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount From Shares Repurchased and Retired		Ending NAV	Ending Market Value
S&P 500 Buy-Write Income (BXMX)
Year Ended 12/31:
2014	$13.81	$0.17	$0.67	$0.84	$(0.19)	$—	$(0.81)	$(1.00)	$—		$13.65	$12.11
2013	13.13	0.20	1.56	1.76	(0.20)	—	(0.88)	(1.08)	—		13.81	12.55
2012	12.89	0.24	1.08	1.32	(0.25)	—	(0.83)	(1.08)	—	*	13.13	11.83
2011	13.34	0.23	0.48	0.71	(0.75)	—	(0.41)	(1.16)	—	*	12.89	11.18
2010	13.08	0.26	1.25	1.51	(0.27)	—	(0.98)	(1.25)	—		13.34	12.76
Dow 30SM Dynamic Overwrite (DIAX)
Year Ended 12/31:
2014	16.62	0.18	1.09	1.27	(0.22)	(0.09)	(0.75)	(1.06)	—		16.83	15.42
2013	14.34	0.22	3.12	3.34	(0.54)	(0.43)	(0.09)	(1.06)	—		16.62	15.57
2012	14.23	0.25	0.92	1.17	(0.53)	—	(0.53)	(1.06)	—		14.34	13.25
2011	14.39	0.23	0.77	1.00	(0.30)	—	(0.86)	(1.16)	—		14.23	13.12
2010	13.93	0.22	1.48	1.70	(0.35)	—	(0.89)	(1.24)	—		14.39	14.53
S&P 500 Dynamic Overwrite (SPXX)
Year Ended 12/31:
2014	15.68	0.19	0.78	0.97	(0.19)	—	(0.85)	(1.04)	—		15.61	14.30
2013	14.36	0.22	2.22	2.44	(0.22)	—	(0.90)	(1.12)	—		15.68	14.12
2012	13.96	0.25	1.27	1.52	(0.26)	—	(0.86)	(1.12)	—	*	14.36	12.93
2011	14.41	0.24	0.42	0.66	(0.40)	—	(0.72)	(1.12)	0.01		13.96	12.07
2010	13.87	0.24	1.42	1.66	(0.24)	—	(0.88)	(1.12)	—		14.41	13.85
Nasdaq 100 Dynamic Overwrite (QQQX)
Year Ended 12/31:
2014	18.54	0.06	2.62	2.68	(0.07)	(0.48)	(0.81)	(1.36)	—		19.86	19.25
2013	15.17	0.07	4.51	4.58	(0.07)	—	(1.14)	(1.21)	—		18.54	17.80
2012	14.11	0.06	2.21	2.27	(0.06)	—	(1.15)	(1.21)	—		15.17	15.08
2011	14.67	(0.01)	0.69	0.68	(0.47)	(0.77)	—	(1.24)	—		14.11	13.03
2010	14.08	(0.04)	1.89	1.85	—	—	(1.26)	(1.26)	—		14.67	14.10

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(c)
	Based on NAV(b)	Based on Market Value(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)
S&P 500 Buy-Write Income (BXMX)
Year Ended 12/31:
2014	6.20%	4.31%	$1,413,549	1.02%	1.21%	N/A	N/A	14%
2013	13.85	15.53	531,112	0.96	1.48	N/A	N/A	—	**
2012	10.43	15.58	504,982	0.96	1.78	0.91%	1.84%	3
2011	5.63	(3.41)	496,085	0.97	1.60	0.84	1.73	4
2010	12.22	8.10	515,590	0.98	1.78	0.77	1.99	3
Dow 30SM Dynamic Overwrite (DIAX)
Year Ended 12/31:
2014	7.93%	5.89%	607,309	1.12	1.08	N/A	N/A	6
2013	23.93	26.09	199,699	1.01	1.42	N/A	N/A	21
2012	8.27	9.04	172,266	1.00	1.73	N/A	N/A	3
2011	7.27	(1.86)	171,003	1.02	1.63	N/A	N/A	—
2010	13.03	7.87	172,293	1.10	1.59	N/A	N/A	—
S&P 500 Dynamic Overwrite (SPXX)
Year Ended 12/31:
2014	6.37%	8.88%	252,080	0.96	1.23	N/A	N/A	8
2013	17.47	18.32	253,216	0.96	1.43	N/A	N/A	1
2012	11.03	16.58	232,005	0.96	1.74	N/A	N/A	1
2011	4.89	(4.88)	225,664	0.96	1.66	N/A	N/A	4
2010	12.60	14.90	235,095	0.98	1.75	N/A	N/A	3
Nasdaq 100 Dynamic Overwrite (QQQX)
Year Ended 12/31:
2014	14.94%	16.12%	726,282	1.00	0.32	N/A	N/A	17
2013	31.30	27.04	343,130	1.00	0.44	N/A	N/A	9
2012	15.98	25.05	280,033	1.01	0.40	N/A	N/A	1
2011	4.82	0.91	260,176	1.04	(0.04)	N/A	N/A	51
2010	14.05	7.46	270,534	1.08	(0.25)	N/A	N/A	33

(c)  After expense reimbursement from Adviser, where applicable. As of October 31, 2012, the Adviser is no longer reimbursing S&P 500 Buy-Write Income (BXMX), for any fees or expenses.

(d)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

N/A  Fund does not have, or no longer has, a contractual reimbursement agreement with the Adviser.

*  Rounds to less than $0.01 per share.

**  Rounds to less than 1%.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") or NASDAQ National Market ("NASDAQ") symbols are as follows (each a "Fund" and collectively, the "Funds"):

•  Nuveen S&P 500 Buy-Write Income Fund ("S&P 500 Buy-Write Income (BXMX)")

•  Nuveen Dow 30SM Dynamic Overwrite Fund ("Dow 30SM Dynamic Overwrite (DIAX)")

•  Nuveen S&P 500 Dynamic Overwrite Fund ("S&P 500 Dynamic Overwrite (SPXX)")

•  Nuveen Nasdaq 100 Dynamic Overwrite Fund ("Nasdaq 100 Dynamic Overwrite (QQQX)")

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified (non-diversified for Dow 30SM Dynamic Overwrite (DIAX) and Nasdaq 100 Dynamic Overwrite (QQQX)) closed-end registered investment companies. Shares of S&P 500 Buy-Write Income (BXMX), Dow 30SM Dynamic Overwrite (DIAX) and S&P 500 Dynamic Overwrite (SPXX) are traded on the NYSE while shares of NASDAQ 100 Dynamic Overwrite (QQQX) are traded on the NASDAQ. S&P 500 Buy-Write Income (BXMX), Dow 30SM Dynamic Overwrite (DIAX), S&P 500 Dynamic Overwrite (SPXX) and Nasdaq 100 Dynamic Overwrite (QQQX) were organized as Massachusetts business trusts on July 23, 2004, May 20, 2014, November 11, 2004 and May 20, 2014, respectively.

Effective December 22, 2014, S&P 500 Dynamic Overwrite (SPXX) changed its name from Nuveen Equity Premium and Growth Fund (JPG).

Investment Adviser

The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. (Nuveen). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gateway Investment Advisers, LLC ("Gateway"), under which Gateway manages S&P 500 Buy-Write Income (BXMX) investment portfolio and Nuveen Asset Management, LLC ("NAM"), a subsidiary of the Adviser, under which NAM manages the investment portfolios of Dow 30SM Dynamic Overwrite (DIAX), S&P 500 Dynamic Overwrite (SPXX) (effective December 22, 2014) and Nasdaq Premium Income & Growth (QQQX).

The Adviser entered into a sub-advisory agreement with Gateway, from January 1, 2014 through December 21, 2014, under which Gateway managed the investment portfolio of S&P 500 Dynamic Overwrite (SPXX). Effective December 22, 2014, the Adviser entered into a sub-advisory agreement with NAM, under which NAM manages the investment portfolio of S&P 500 Dynamic Overwrite (SPXX).

Change in Control

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser.

Because the consummation of the acquisition resulted in the "assignment" (as defined in the Investment Company Act of 1940) and automatic termination of the Funds' investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund's sub-adviser. These new agreements were approved by shareholders of each of the Funds, and went into effect during the current fiscal period.

Fund Reorganizations and Restructurings

Effective prior to the opening of business on December 22, 2014, certain Nuveen funds included in this report were reorganized (each a "Reorganization" and collectively, the "Reorganizations") into other Nuveen closed-end funds as described below.

S&P 500 Buy-Write Income (BXMX): Nuveen Equity Premium Income Fund (JPZ) ("Equity Premium Income (JPZ)") combined with Nuveen Equity Premium Opportunity Fund (JSN) ("Equity Premium Opportunity (JSN)") and was renamed Nuveen S&P Buy-Write Income Fund.

Dow 30SM Dynamic Overwrite (DIAX): Dow 30SM Dynamic Overwrite (DIAX) is a new fund formed from the Reorganization of the following two funds:

•  Dow 30SM Premium & Dividend Income Fund, Inc. (DPD) ("Dow 30SM Premium & Dividend Income (DPD)"); and

•  Dow 30SM Enhanced Premium & Income Fund, Inc. (DPO) ("Dow 30SM Premium & Income (DPO)").

Nuveen Investments

Nasdaq 100 Dynamic Overwrite (QQQX): Nasdaq 100 Dynamic Overwrite (QQQX) is a new fund created from the Reorganization of the following two funds:

•  NASDAQ Premium Income & Growth Fund, Inc. (QQQX) ("NASDAQ Premium Income & Growth (QQQX)"); and

•  Nuveen Equity Premium Advantage Fund (JLA) ("Equity Premium Advantage (JLA)").

Equity Premium Opportunity (JSN), Dow 30SM Premium & Dividend Income (DPD), Dow 30SM Premium & Income (DPO), NASDAQ Premium Income & Growth (QQQX) and Nuveen Equity Premium Advantage Fund (JLA) are each a "Target Fund" and collectively, the "Target Funds."

S&P 500 Buy-Write Income (BXMX), Dow 30SM Dynamic Overwrite (DIAX) and Nasdaq 100 Dynamic Overwrite (QQQX) are each an "Acquiring Fund" and collectively, the "Acquiring Funds."

Equity Premium Income (JPZ), Dow 30SM Premium & Dividend Income (DPD) and NASDAQ Premium Income & Growth (QQQX) are treated as the survivors of their Reorganizations for accounting and performance reporting purposes. Accordingly all performance and other information shown for Dow 30SM Dynamic Overwrite (DIAX) and Nasdaq 100 Dynamic Overwrite (QQQX) prior to December 22, 2014, is that of Dow 30SM Premium & Dividend Income (DPD) and NASDAQ Premium Income & Growth (QQQX), respectively.

Upon the closing of each Reorganization, the Target Funds transferred their assets to the Acquiring Funds in exchange for shares of the Acquiring Funds and the assumption by the Acquiring Funds of the liabilities of the Target Funds. The Target Funds were then liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Target Funds became shareholders of the Acquiring Funds. Holders of shares of the Target Funds received newly issued shares of the Acquiring Funds, the aggregate net asset value ("NAV") of which was equal to the aggregate NAV of the shares of the Target Funds held immediately prior to the Reorganization (including for this purpose fractional Acquiring Funds shares to which shareholders would be entitled). Details of the Reorganization are further described in Note 8 – Fund Reorganizations.

Investment Objectives and Principal Investment Strategies

S&P 500 Buy-Write Income (BXMX)

S&P 500 Buy-Write Income's (BXMX) investment objective is to provide a high level of current income and gains. The Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of the S&P 500® Index. The Fund also uses an index option strategy of writing (selling) index call options in seeking to moderate the volatility of returns relative to an all equity portfolio.

Dow 30SM Dynamic Overwrite (DIAX)

Dow 30SM Dynamic Overwrite (DIAX)'s investment objective is to seek attractive total return with less volatility than the DJIA. The Fund pursues its investment strategy by emphasizing single name options on individual stocks in the Dow Jones Industrial AverageSM ("DJIA"), as well as a range of options including index options on the DJIA and other broad-based indexes and options on custom baskets of stocks in addition to exchange-traded funds (ETFs). The Fund uses a dynamic call option overwrite strategy within a range of approximately 35% to 75%, with a long-run target of 55% overwrite of the value of the Fund's equity portfolio, in seeking to enhance the portfolio's risk-adjusted returns.

Prior to the Reorganization, Dow 30SM Premium & Dividend Income's (DPD) investment objective was to provide a high level of current income, with a secondary objective of capital appreciation. The Fund pursued its investment objective principally through a two-part strategy. First, under normal circumstances, the Fund invested substantially all of its net assets (including the proceeds of any borrowings for investment purposes) in the thirty stocks included in the DJIA (the "Stocks") in approximately the amounts such Stocks are weighted in the DJIA and/or in other securities or financial instruments that are intended to correlate with the DJIA (the "Other Instruments"). Second, the Fund wrote (sold) covered call options on some or all of the Stocks or Other Instruments.

S&P 500 Dynamic Overwrite (SPXX)

S&P 500 Dynamic Overwrite's (SPXX) investment objective is to seek attractive total returns with less volatility than the S&P 500® Index. The Fund pursues its investment strategy by emphasizing index call options on the S&P 500® Index, as well as a range of options including index options on other broad-based indexes and options on custom baskets of stocks in addition to exchange-traded funds (ETFs). The Fund uses a dynamic call option overwrite strategy within a range of approximately 35% to 75%, with a long-run target of 55% overwrite of the value of the Fund's equity portfolio, in seeking to enhance the portfolio's risk-adjusted returns.

Prior to the Reorganization, Equity Premium and Growth's (JPG) primary investment objective was to provide a high level of current income and gains from net index option premiums. The Fund's secondary investment objective was to seek capital appreciation consistent with the Fund's strategy and its primary objective. Under normal circumstances, the Fund invested its managed assets in a diversified equity portfolio that sought to substantially replicate price movements of the S&P 500® Index. The Fund also used an index option strategy of writing (selling) index call options covering approximately 80% of the value of the Fund's equity portfolio in seeking to moderate the volatility of returns relative to an all equity portfolio.

Nasdaq 100 Dynamic Overwrite (QQQX)

Nasdaq 100 Dynamic Overwrite's (QQQX) investment objective is to seek attractive total return with less volatility than the NASDAQ 100® Index. The Fund pursues its investment strategy by emphasizing index call options on the NASDQ-100 Index, as well other broad-based indexes and options on a

Nuveen Investments

Notes to Financial Statements (continued)

variety of other equity market indexes and options on custom baskets of stocks in addition to exchange-traded funds (ETFs) and single name options. The Fund uses a dynamic call option overwrite strategy within a range of approximately 35% to 75%, with a long-run target of 55% overwrite of the value of the Fund's equity portfolio, in seeking to enhance the portfolio's risk-adjusted returns. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

Prior to the Reorganization, NASDAQ Premium Income & Growth's (QQQX) investment objective was high current income and capital appreciation. The Fund pursued its investment objective principally through a two-part strategy. First, under normal circumstances, the Fund invested substantially all of its net assets in a portfolio of investments (the "NASDAQ Investment Portfolio") designed to closely track the performance, before fees and expenses, of the NASDAQ 100® Index (the "Index"). Second, in attempt to generate premium income and reduce the volatility of the Fund's returns, with the intent of improving the Fund's risk-adjusted returns, the Fund wrote (sold) call options on the Index, which are fully collateralized by the NASDAQ Investment Portfolio. Under normal circumstances, the notional value of the written options was not expected to exceed 50% of the Fund's net assets.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services–Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds' portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of December 31, 2014, the Funds' outstanding when-issued/delayed delivery purchase commitments were as follows:

	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Outstanding when-issued/delayed delivery purchase commitments	$—	$—	$—	$—

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Trustees (the "Board"), each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from each Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed a Fund's total return on NAV, the difference will reduce NAV per share. If a Fund's total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal years ended December 31, 2014 and December 31, 2013, are reflected in the accompanying financial statements.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.

Nuveen Investments

The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the last quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts ("ADR") held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Board. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The values of exchange-traded options are based on the mean of the closing bid and ask prices. Index and exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

Nuveen Investments

Notes to Financial Statements (continued)

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

S&P 500 Buy-Write Income (BXMX)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,394,154,653	$—	$—	$1,394,154,653
Short-Term Investments:
Repurchase Agreements	—	46,951,180	—	46,951,180
Investments in Derivatives:
Options Written	(28,543,745)	—	—	(28,543,745)
Total	$1,365,610,908	$46,951,180	$—	$1,412,562,088
Dow 30SM Dynamic Overwrite (DIAX)
Long-Term Investments*:
Common Stocks	$580,045,015	$—	$—	$580,045,015
Exchange-Traded Funds	24,515,400	—	—	24,515,400
Short-Term Investments:
U.S. Government and Agency Obligations	—	4,999,955	—	4,999,955
Investments in Derivatives:
Options Written	(210,400)	(1,875,996)	—	(2,086,396)
Total	$604,350,015	$3,123,959	$—	$607,473,974
S&P 500 Dynamic Overwrite (SPXX)
Long-Term Investments*:
Common Stocks	$243,460,084	$—	$—	$243,460,084
Exchange-Traded Funds	13,382,500	—	—	13,382,500
Investments in Derivatives:
Options Purchased	1,516,570	—	—	1,516,570
Options Written	(2,511,705)	(26,477)	—	(2,538,182)
Total	$255,847,449	$(26,477)	$—	$255,820,972
NASDAQ 100 Dynamic Overwrite (QQQX)
Long-Term Investments*:
Common Stocks	$689,337,065	$323,504 **	$—	$689,660,569
Exchange-Traded Funds	37,090,000	—	—	37,090,000
Short-Term Investments:
Repurchase Agreements	—	14,257,610	—	14,257,610
Investments in Derivatives:
Options Purchased	2,924,290	—	—	2,924,290
Options Written	(5,067,270)	(40,438)	—	(5,107,708)
Total	$724,284,085	$14,540,676	$—	$738,824,761

*  Refer to the Fund's Portfolio of Investments for industry classifications.

**  Refer to the Fund's Portfolio of Investments for breakdown of securities classified as Level 2.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Nuveen Investments

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. ET. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments and investments in derivatives are recognized as a component of "Net realized gain (loss) from investments and foreign currency," on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates on assets and liabilities associated with investments are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments and foreign currency," on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swaps contracts are recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures, contracts, options purchased, options written and swap contracts, respectively" on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
S&P 500 Buy-Write Income (BXMX)	Fixed Income Clearing Corporation	$46,951,180	$(46,951,180)	$—
NASDAQ 100 Dynamic Overwrite (QQQX)	Fixed Income Clearing Corporation	$14,257,610	$(14,257,610)	$—

*  As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund's Portfolio of Investments for details on the repurchase agreements.

Nuveen Investments

Notes to Financial Statements (continued)

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from regulation by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Options purchased, at value" on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of options purchased" on the Statement of Operations. The changes in values of the options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of options written" on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from options purchased and/or written" on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, each Fund wrote options on a stock index, or a blend of stock indexes, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential of its equity portfolio. S&P 500 Buy-Write Income (BXMX) and S&P 500 Dynamic Overwrite (SPXX) purchased small amount of call options as part of their overwrite strategy.

The average notional amount of outstanding options contracts purchased and options contracts written during the current fiscal period, was as follows:

	S&P 500 Buy-Write Income (BXMX)	S&P 500 Dynamic Overwrite (SPXX)
Average notional amount of outstanding call options purchased*	$—	$—

	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Average notional amount of outstanding call options written*	$(689,341,000)	$(120,338,933)	$(186,211,502)	$(194,104,502)

	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Average notional amount of outstanding put options written*	$(5,005,000)	$(2,000,000)	$(7,005,000)

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Nuveen Investments

The following table presents the fair value of all options held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
S&P 500 Buy-Write Income (BXMX)
Equity price	Options	—	$—	Options written, at value	$(28,543,745)
Dow 30SM Dynamic Overwrite (DIAX)
Equity price	Options	—	$—	Options written, at value	$(2,086,396)
S&P 500 Dynamic Overwrite (SPXX)
Equity price	Options	Options purchased, at value	$1,516,570	Options written, at value	$(2,538,182)
Nasdaq 100 Dynamic Overwrite (QQQX)
Equity price	Options	Options purchased, at value	$2,924,290	Options written, at value	$(5,107,708)

The following tables present the options written, which are subject to netting agreements, as well as the collateral delivered related to those options written as of the end of the reporting period.

Fund	Counterparty	Options Written, at Value	Amounts Netted on Statement of Assets and Liabilities	Options Written, at Value	Collateral Pledged to Counterparty	Net Exposure
Dow 30SM Dynamic Overwrite (DIAX)
	Citigroup	$(546,027)	$—	$(546,027)	$253,000	$(293,027)
	Deutsche	(337,598)	—	(337,598)	337,598	—
	HSBC	(3,873)	—	(3,873)	3,873	—
	JPMorgan Chase	(603,226)	—	(603,226)	603,226	—
	UBS	(385,272)	—	(385,272)	385,272	—
Total		$(1,875,996)	$—	$(1,875,996)	$1,582,969	$(293,027)
S&P 500 Dynamite Overwrite (SPXX)
	Deutsche Bank	$(26,477)	$—	$(26,477)	$—	$(26,477)
Total		$(26,477)	$—	$(26,477)	$—	$(26,477)
Nasdaq 100 Dynamic Overwrite (QQQX)
	Deutsche Bank	$(40,438)	$—	$(40,438)	$—	$40,438
Total		$(40,438)	$—	$(40,438)	$—	$40,438

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased and options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain(Loss) from Options Purchased/Written	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased/Written
S&P 500 Buy-Write Income (BXMX)	Equity price	Options Purchased	$(32,948)	$—
S&P 500 Buy-Write Income (BXMX)	Equity price	Options Written	(40,294,681)	11,472,739
Dow 30SM Dynamic Overwrite (DIAX)	Equity price	Options Written	(2,971,045)	1,513,182
S&P 500 Dynamic Overwrite (SPXX)	Equity price	Options Purchased	1,701	(454,835)
S&P 500 Dynamic Overwrite (SPXX)	Equity price	Options Written	(13,249,254)	3,303,379
Nasdaq 100 Dynamic Overwrite (QQQX)	Equity price	Options Purchased	—	(815,063)
Nasdaq 100 Dynamic Overwrite (QQQX)	Equity price	Options Written	(6,477,975)	1,782,067

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to

Nuveen Investments

Notes to Financial Statements (continued)

pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in shares were as follows:

	S&P 500 Buy-Write Income (BXMX)		Dow 30SM Dynamic Overwrite (DIAX)
	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13
Shares issued in the Reorganizations	65,089,576	—	24,069,676	—
	S&P 500 Dynamic Overwrite (SPXX)		Nasdaq 100 Dynamic Overwrite (QQQX)
	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13
Shares:
Issued in the Reorganizations	—	—	18,033,457	—
Issued to shareholders due to reinvestment of distributions	—	—	21,029	52,834

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the fiscal year ended December 31, 2014, were as follows:

	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwirte (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Purchases	$83,938,404	$13,139,129	$20,195,162	$71,040,227
Sales	93,487,842	25,763,683	42,388,868	65,794,770

Transactions in options written during the fiscal year ended December 31, 2014, were as follows:

	S&P 500 Buy-Write Income (BXMX)		Dow 30SM Dynamic Overwrite (DIAX)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	2,874	$7,923,665	10,200	$746,763
Options written	37,978	121,384,348	107,415	9,080,336
Options terminated in closing purchase transactions	(33,065)	(96,328,854)	(41,470)	(3,566,005)
Options expired	(1,086)	(1,355,985)	(51,130)	(3,903,780)
Options outstanding, end of period	6,701	$31,623,174	25,015	$2,357,314
	S&P 500 Dynamic Overwrite (SPXX)		Nasdaq 100 Dynamic Overwrite (QQQX)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	1,103	$3,027,743	925	$1,125,710
Options written	13,077	34,844,413	15,907	28,478,379
Options terminated in closing purchase transactions	(12,151)	(34,407,607)	(13,288)	(23,404,857)
Options expired	(664)	(891,280)	(275)	(594,439)
Options outstanding, end of period	1,365	$2,573,269	3,269	$5,604,793

Nuveen Investments

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income, timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on option contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

During the year S&P 500 Buy-Write Income (BXMX) was involved in a tax-free reorganization in which Equity Premium Opportunity (JSN) merged into Equity Premium Income (JPZ) and was renamed Nuveen S&P 500 Buy-Write Income Fund (BXMX). Equity Premium Income (JPZ) is considered both the financial reporting and tax survivor of the reorganization; as such, the income tax information provided below includes the full twelve month activity of S&P 500 Buy-Write Income (BXMX) and Equity Premium Income (JPZ).

During the year Dow 30SM Dynamic Overwrite (DIAX) was involved in a tax-free reorganization in which Dow 30SM Premium & Dividend Income (DPD) and Dow 30SM Enhanced Premium & Income (DPO) merged their assets into Dow 30SM Dynamic Overwrite (DIAX). Dow 30SM Dynamic Overwrite (DIAX) is a new fund for tax purposes with no tax reporting survivor; however, Dow 30SM Premium & Dividend Income (DPD) is the accounting survivor for financial reporting purposes. Therefore, the income tax information provided below includes the full twelve month activity of both Dow 30SM Dynamic Overwrite (DIAX) and Dow 30SM Premium & Dividend Income (DPD).

During the year Nasdaq 100 Dynamic Overwrite (QQQX) was involved in a tax-free reorganization in which Nasdaq Premium Income & Growth (QQQX-old) and Equity Premium Advantage (JLA) merged their assets into Nasdaq 100 Dynamic Overwrite (QQQX). Nuveen Nasdaq 100 Dynamic Overwrite (QQQX) is a new fund for tax purposes with no tax reporting survivor; however, NASDAQ Premium Income & Growth (QQQX-old) is the accounting survivor for financial reporting purposes. Therefore, the income tax information provided below includes the full twelve month activity of both Nuveen Nasdaq 100 Dynamic Overwrite (QQQX) and NASDAQ Premium Income & Growth (QQQX-old).

As of December 31, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Cost of investments	$849,704,735	$404,215,724	$154,371,012	$360,512,054
Gross unrealized:
Appreciation	$630,400,931	$208,207,394	$111,971,740	$383,673,828
Depreciation	(38,999,833)	(2,862,748)	(9,500,168)	(3,177,703)
Net unrealized appreciation (depreciation) of investments	$591,401,098	$205,344,646	$102,471,572	$380,496,125

Permanent differences, primarily due to foreign currency transactions, investments in passive foreign investment companies, net operating losses, nondeductible reorganization expenses, REIT adjustments and reorganization adjustments, resulted in reclassifications among the Funds' components of net assets as of December 31, 2014, the Funds' tax year end, as follows:

	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Paid-in surplus	$71,372,298	$14,694,051	$(28,854)	$22,001,524
Undistributed (Over-distribution of) net investment income	410,771	391,520	2,080	101,838
Accumulated net realized gain (loss)	(71,783,069)	(15,085,571)	26,774	(22,103,362)

Nuveen Investments

Notes to Financial Statements (continued)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2014, the Funds' tax year end, were as follows:

	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Undistributed net ordinary income[1]	$—	$—	$—	$118,895
Undistributed net long-term capital gains	—	—	—	790,892

1  Net ordinary income consists of net taxable income derived from dividends, interest and realized short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended December 31, 2014 and December 31, 2013, was designated for purposes of the dividends paid deduction as follows:

2014	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Distributions from net ordinary income[1]	$7,115,283	$2,647,222	$3,119,271	$1,248,726
Distributions from net long-term capital gains[2]	—	1,054,139	—	8,909,792
Return of capital	31,195,830	9,083,316	13,744,021	15,055,028
2013
Distributions from net ordinary income[1]	$7,703,790	$6,459,028	$3,514,811	$1,350,770
Distributions from net long-term capital gains	—	5,254,440	—	—
Return of capital	33,992,241	1,071,209	14,576,077	21,001,515

1  Net ordinary income consists of net taxable income derived from dividends, interest and current year earnings and profits attributed to realized gains.

2  The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2014.

As of December 31, 2014, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	S&P 500 Buy-Write Income (BXMX)[3]	Dow 30SM Dynamic Overwrite (DIAX)[3]	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)[3]
Expiration:
December 31, 2016	$39,564,418	$14,353,519	$—	$8,572,910
December 31, 2017	93,547,610	—	30,503,738	14,352,958
December 31, 2018	4,958,903	—	7,655,485	—
Not subject to expiration	16,670,940	767,873	8,926,054	—
Total	$154,741,871	$15,121,392	$47,085,277	$22,925,868

3  A portion of S&P 500 Buy-Write Income's (BXMX), Dow 30SM Dynamic Overwrite's (DIAX) and Nasdaq 100 Dynamic Overwrite's (QQQX) capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds' tax year ended December 31, 2014, the following Funds utilized their capital loss carryforwards as follows:

	S&P 500 Buy-Write Income (BXMX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Utilized capital loss carryforwards	$9,506,921	$5,462,991	$6,447,601

7. Management Fees and Other Transactions with Affiliates

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gateway and NAM are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund's management fee consists of two components — a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund's shareholders to benefit from growth in the assets within their respective Funds as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	S&P 500 Buy-Write Income (BXMX) Dow 30SM Dynamic Overwrite (DIAX) Nasdaq 100 Dynamic Overwrite (QQQX)** Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

**  Effective for the period January 1, 2014 through December 21, 2014.

Average Daily Managed Assets*	S&P 500 Dynamic Overwrite (SPXX)** Fund-Level Fee Rate
For the first $500 million	0.6800%
For the next $500 million	0.6550
For the next $500 million	0.6300
For the next $500 million	0.6050
For managed assets over $2 billion	0.5800

**  Effective for the period January 1, 2014 through December 21, 2014.

Effective December 22, 2014, the annual fund-level for the following Funds, payable monthly, was calculated according to the following schedule:

Average Daily Managed Assets*	S&P 500 Dynamic Overwrite (SPXX) Fund-Level Fee Rate	Nasdaq 100 Dynamic Overwrite (QQQX) Fund-Level Fee Rate
For the first $500 million	0.6600%	0.6900%
For the next $500 million	0.6350	0.6650
For the next $500 million	0.6100	0.6400
For the next $500 million	0.5850	0.6150
For managed assets over $2 billion	0.5600	0.5900

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2014, the complex-level fee rate for each of these Funds was 0.1639%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments

Notes to Financial Statements (continued)

8. Fund Reorganizations

The Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Target Funds' shareholders will recognize no gain or loss for federal income tax purposes as a result. Prior to the closing of the Reorganizations, the Target Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Target Funds' shareholders for federal income tax purposes.

Investments

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Funds as of the date of the Reorganizations, were as follows:

	Equity Premium Income (JSN)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)	NASDAQ Premium Income & Growth (QQQX)	Equity Premium Advantage (JLA)
Cost of investments	$534,311,869	$119,447,436	$284,278,994	$162,027,391	$190,899,470
Fair value of investments	910,473,045	202,728,947	406,042,313	372,884,069	367,410,948
Net unrealized appreciation (depreciation) of investments	376,161,176	83,281,511	121,763,319	210,856,678	176,511,478

For financial reporting purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Funds realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Shares

The shares outstanding, net assets and NAV per share outstanding immediately prior to and after the Reorganizations are as follows:

Target Funds – Prior to the Reorganizations	Equity Premium Income (JSN)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)	NASDAQ Premium Income & Growth (QQQX)	Equity Premium Advantage (JLA)
Shares outstanding	66,487,744	12,015,674	27,856,933	18,530,957	25,679,417
Net assets	$888,642,700	$201,657,708	$403,959,670	$370,897,912	$360,940,326
NAV per share outstanding	$13.37	$16.78	$14.50	$20.02	$14.06

Acquiring Funds – Prior to the Reorganizations	Equity Premium Income (JPZ)	Dow 30SM Dynamic Overwrite (DIAX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Shares outstanding	38,464,973	1	1
Net assets	$525,145,441	$16.78	$20.02
NAV per share outstanding	$13.65	$16.78	$20.02
Acquiring Funds – After the Reorganizations	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Shares outstanding	103,554,549	36,085,350	36,564,414
Net assets	$1,413,788,141	$605,617,395	$731,838,258
NAV per share outstanding	$13.65	$16.78	$20.02

Nuveen Investments

Pro Forma Results of Operations

The beginning of the Target Funds' current fiscal period was January 1, 2014. Assuming the Reorganizations had been completed on January 1, 2014, the beginning of the Acquiring Funds' current fiscal period, the pro forma results of operations for the fiscal year ended December 31, 2014, are as follows:

Pro Forma Results of Operations	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Net investment income	$15,868,881	$6,467,264	$3,555,558
Net realized and unrealized gains (losses)	64,924,175	49,676,736	68,669,526
Change in net assets resulting from operations	80,793,056	56,144,000	72,225,084

Because the combined investment portfolios for each Reorganization has been managed as a single integrated portfolio since each Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Statement of Operations for the Acquiring Funds since the Reorganizations were consummated.

Costs and Expenses

In connection with the Reorganizations, the Acquiring Funds assumed certain associated costs and expenses. Such amounts are recognized as a component of "Accrued other expenses" on the Statement of Assets and Liabilities and "Reorganization expenses" on the Statement of Operations.

Nuveen Investments

Additional

Fund Information (Unaudited)

Board of Trustees

William Adams IV*	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
William J. Schneider	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson

* Interested Board Member

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

Each Fund intends to repurchase through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported in the next annual or semi-annual report.

	BXMX	DIAX	SPXX	QQQX
Shares repurchased	—	—	—	—

Nuveen Investments

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Distribution Information

Each Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and its percentage as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as show in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Dow 30SM Premium & Dividend Income Fund (DPD)	Dow 30SM Enhanced Premium & Income Fund (DPO)	NASDAQ Premium Income & Growth Fund (QQQX-old)	Nuveen Equity Premium Advantage Fund (JLA)	Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)	Nuveen S&P 500 Buy Write Income Fund (BXMX)
% DRD	100%	34.73%	100%	31.41%	100%	100%
% QDI	100%	35.71%	100%	31.96%	100%	100%

Nuveen Investments

Glossary of Terms

Used in this Report

■  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■  Beta: A measure of the variability of the change in the share price for a Fund in relation to a change in the value of the Fund's market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

■  Dow Jones Industrial Average: An average that tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund's portfolio that increase the fund's investment exposure.

■  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■  Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■  NASDAQ-100 Index: An index that includes 100 of the largest domestic and international nonfinancial securities listed on The NASDAQ Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■  Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■  Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Annual Investment

Management Agreement Approval Process (Unaudited)

NUVEEN S&P 500 BUY-WRITE INCOME FUND
NUVEEN S&P 500 DYNAMIC OVERWRITE FUND

The discussion of the approvals of the advisory and sub-advisory agreements for each of Nuveen S&P 500 Buy-Write Income Fund (formerly, Nuveen Equity Premium Income Fund) and Nuveen S&P 500 Dynamic Overwrite Fund (formerly Nuveen Equity Premium and Growth Fund) by the board of trustees of such Funds at their meeting on April 30, 2014 can be found in the semi-annual report for such Funds for the period ended June 30, 2014.

Discussions of the approvals of the advisory and sub-advisory agreements for Nuveen Dow 30SM Dynamic Overwrite Fund and Nuveen Nasdaq 100 Dynamic Overwrite Fund by the board of trustees of such Funds are set forth separately below.

NUVEEN DOW 30SM DYNAMIC OVERWRITE FUND

I.  The Approval Process

The Board of Trustees of the Fund (the "Board" and each Trustee, a "Board Member"), including the Board Members who are not parties to the Fund's advisory or sub-advisory agreement or "interested persons" of any such parties (the "Independent Board Members"), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the Fund and determining whether to approve the Fund's advisory agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Adviser") and sub-advisory agreement (the "Sub-Advisory Agreement" and, together with the Investment Management Agreement, the "Advisory Agreements") between the Adviser and Nuveen Asset Management, LLC (the "Sub-Adviser" and together with the Adviser, the "Fund Advisers" and each, a "Fund Adviser"). At an in-person meeting held on August 7, 2014 (the "August Meeting"), the Board considered and approved the Investment Management Agreement and the Sub-Advisory Agreement on behalf of the Fund.

The Board recognized that the Fund was newly formed for the purpose of effectuating the consolidation of the Dow 30SM Enhanced Premium & Income Fund Inc. (DPO) (the "Enhanced Premium & Income Fund") and the Dow 30SM Premium & Dividend Income Fund Inc. (DPD) (the "Premium & Dividend Income Fund" and together with the Enhanced Premium & Income Fund, the "Target Funds" and each a "Target Fund") as part of a broad initiative to rationalize the product offerings of the Nuveen funds and eliminate overlapping products (collectively, the "Mergers"). At an in-person meeting held on April 30, 2014 (the "April Meeting"), the Board considered and approved the Mergers. At the April Meeting and prior meetings, the Adviser made presentations regarding the Mergers and the resulting Fund. At the August Meeting, the Board considered the Advisory Agreements for the new Fund.

During the August Meeting, the Independent Board Members met privately with their legal counsel to, among other things, review the Board's duties under the Investment Company Act of 1940 (the "1940 Act"), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory agreements and an adviser's fiduciary duty with respect to advisory agreements and compensation. The Board noted that the Adviser and Sub-Adviser served as such to each of the Target Funds and if approved, would serve as such to the Fund. The Board considered all factors it believed relevant with respect to the Fund,

Nuveen Investments

including among other factors: (a) the nature, extent and quality of the services to be provided by the Fund Advisers, (b) certain performance-related information (as described below), (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of Nuveen Investments, Inc. and its affiliates for advisory services ("Nuveen"), (d) the extent of any economies of scale, (e) any benefits to be derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.  Nature, Extent and Quality of Services

At the August Meeting and prior meetings, the Independent Board Members considered information regarding the rationale for the Mergers, including the investment objectives and strategies of the Target Funds compared to the Fund. The Board considered the nature, extent and quality of the respective Fund Adviser's services provided to the Target Funds and expected to be provided to the Fund after the Mergers, including portfolio management services and administrative services. As the Independent Board Members served on the Board of each Target Fund, the Board has a good understanding of each Fund Adviser's organization, operations, personnel and services. As the Independent Board Members also meet regularly throughout the year to oversee the various Nuveen funds, including the Target Funds advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year with the respective Fund Adviser in evaluating the Advisory Agreements.

The Independent Board Members considered the terms of the Investment Management Agreement compared to the terms of the investment management agreements between the Adviser and the Target Funds and the terms of the Sub-Advisory Agreement compared to the terms of the sub-advisory agreements with the Sub-Adviser on behalf the Target Funds. The Independent Board Members also recognized that they recently determined to renew the investment management agreements with the Adviser and Target Funds and the sub-advisory agreements with the Sub-Adviser on behalf of the Target Funds at the April Meeting. Accordingly, the Board's considerations with respect to the renewal continue to be relevant in evaluating the Advisory Agreements. In considering the services, the Board noted that the Adviser would continue to provide various oversight, administrative, compliance and other services to the Fund and the Sub-Adviser would generally provide the portfolio investment management services to the Fund under the oversight of the Adviser. The Independent Board Members considered the quality and extent of the administrative and non-investment advisory services that the Adviser and its affiliates will provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that the Adviser would oversee the Sub-Adviser.

In considering the portfolio management services to be provided to the Fund by the Sub-Adviser, the Board considered the experience and qualifications of the investment team, noting that the portfolio managers managing the Target Funds would also manage the portfolio of the Fund following the Mergers.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each respective Advisory Agreement were satisfactory.

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

B.  The Investment Performance of the Fund and Fund Advisers

The Fund is new and therefore did not have its own performance history. The Board was, however, familiar with the performance records of the Target Funds and had reviewed, among other things, their annualized returns for the quarter, one-, three- and five-year periods ending June 30, 2014. The Board recognized that the Target Funds and Fund have similar investment objectives, policies, strategies and risks. However, while the principal equity strategies of the Target Funds and the Fund are substantially identical, the Board noted that there were some differences, including, in particular, with respect to the use of leverage. The Fund and Premium & Dividend Income Fund had no current intention to use leverage while the principal equity strategy of the Enhanced Premium & Income Fund involved the use of leverage. The Board recognized that the differences may affect the future performance of the Fund.

C.  Fees, Expenses and Profitability

1.  Fees and Expenses

The Board evaluated the proposed management fee and estimated expenses of the Fund. The Fund's management fee is comprised of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. The Independent Board Members recognized that the contractual management fee schedule, including the fund-level breakpoint schedule and complex-wide breakpoint schedule remains the same as the contractual fee schedule for the Target Funds. The Independent Board Members further recognized that, as a result of greater economies of scale from the larger size of the Fund after merging the Target Funds, the Mergers were intended to result in reduced fees and expenses for the Fund over time compared to those of the Target Funds prior to the closing of the Mergers. Further, the Independent Board Members considered the proposed sub-advisory fee rate for the Fund (as a percentage of the Fund's managed assets) and observed that it was the same as the contractual sub-advisory fee rate of the Sub-Adviser with respect to the Target Funds. Based on their review, the Independent Board Members determined that the Fund's management fees to each Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2.  Comparisons with the Fees of Other Clients

The Board recognized that, like all Nuveen funds, the Fund would have a sub-adviser (which, in the case of the Fund, would be an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In general terms, the fee to the Adviser will reflect the administrative services it will provide to support the Fund and, while some administrative services may occur at the sub-adviser level, the fee to the Sub-Adviser will generally reflect the portfolio management services provided by the Sub-Adviser. Due to their experience with other Nuveen funds, the Independent Board Members were familiar with the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser has assessed for such services to other clients. The Independent Board Members considered the fees each Fund Adviser was expected to assess to the Fund compared to that of other Nuveen funds or other clients. Such other clients may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In their review, the Independent Board Members had considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members recognized, at the August Meeting or prior meetings, that the fee rates charged to a Nuveen fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater

Nuveen Investments

product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members have further noted, in particular, that the range of services provided to a fund (such as those to be provided to the Fund) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services to be provided by the Adviser are not required for institutional clients. The Board Members also reviewed a comparative analysis provided to them at the April Meeting comparing, among other things, each Target Fund's gross management fees, net management fees and net expense ratios to the fees and expenses of a comparable group of funds provided by an independent data provider. Such comparisons continue to be relevant in light of the similarities of the investment objectives and strategies of the Target Funds and the Fund. Given the inherent differences in the various products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

3.  Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. At the April Meeting, the Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen's consolidated financial statements for 2013. The Independent Board Members recognized that this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members have been appointed as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered at the April Meeting Nuveen's revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted at the April Meeting the Adviser's continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized that the Adviser's continued commitment to its business should enhance the Adviser's capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser's particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted that the Adviser's adjusted operating margin appeared to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser's level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to the Sub-Adviser, which is affiliated with Nuveen, the Independent Board Members previously reviewed its revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser's level of profitability was reasonable in light of the services provided.

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts the Fund Adviser may receive from the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the respective Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of the Fund. See Section E below for additional information on such indirect benefits the Fund Advisers may receive as a result of their relationship with a Nuveen fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D.  Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex, including the Fund, are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. As noted, the fund-level breakpoint schedule and the complex-level breakpoint schedules were the same as the breakpoint schedules in the investment management agreements of the Target Funds. In addition, the Board noted that as a result of the greater economies of scale from the larger size of the Fund after merging the Target Funds, the Mergers were intended to result in reduced fees and expenses for the Fund over time compared to those of the Target Funds prior to the closing of the Mergers. The Independent Board Members noted that although the Fund could make additional share offerings from time to time, as a closed-end fund, the growth of the Fund's assets would occur primarily through the appreciation of its investment portfolio.

As noted, the Board also considered the Nuveen funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.  Indirect Benefits

In evaluating fees, the Independent Board Members considered information received at the April Meeting regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, with respect to closed-end funds, the Independent Board Members recognized that affiliates of the Adviser may receive revenues for serving as co-manager in initial public offerings of new closed-end funds as well as in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers would receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Fund's portfolio transactions are to be allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from

Nuveen Investments

its respective soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund's portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and its shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser's profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.  TIAA-CREF Transaction

Earlier in the year, the Board Members were advised of the potential acquisition of Nuveen by TIAA-CREF (the "Transaction"). For purposes of this section, references to "Nuveen" herein include all affiliates of Nuveen providing advisory, sub-advisory, distribution or other services to the Nuveen funds. In accordance with the 1940 Act, if the Transaction is consummated after the Investment Management Agreement and Sub-Advisory Agreement take effect, such a change in control would result in an assignment of the Advisory Agreements and the automatic termination of such agreements. Accordingly, the Board also considered the approval of an investment management agreement between the Adviser and the Fund (the "New Investment Management Agreement") and a sub-advisory agreement with the Sub-Adviser on behalf of the Fund (the "New Sub-Advisory Agreement" and together with the New Investment Management Agreement, the "New Advisory Agreements") on substantially the same terms as the original Investment Management Agreement and Sub-Advisory Agreement respectively. Such New Advisory Agreements would take effect upon the consummation of the Transaction if it occurs after the effectiveness of the Advisory Agreements. Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel regarding, among other things, the Transaction and its impact on Nuveen and the Fund Advisers. In its review, the Board considered the terms of the Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds; the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen's capital structure; the regulatory requirements applicable to Nuveen or Nuveen fund operations; and the fees and expenses of the Nuveen funds, including the complex-wide fee arrangement. The Board Members also considered, among other things, the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from Fund Advisers' employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise.

Based on their review, the Board Members recognized that no diminution in the nature, quality and extent of services provided by the Fund Advisers is expected as a result of the Transaction. The Board considered that the terms of the New Investment Management Agreement, including the fees payable thereunder, would be substantially identical to those of the original Investment Management Agreement. Similarly, the terms of the New Sub-Advisory Agreement, including fees payable thereunder, would be substantially identical to those of the original Sub-Advisory Agreement. The services to be provided and the standard of care under the New Investment Management Agreement and New Sub-Advisory Agreement would be the same as the corresponding original agreements. The fund-level and complex-wide breakpoint schedules will not change under the New Advisory Agreements. The

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Board considered that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses but would receive general support and oversight from certain TIAA-CREF functional groups (such as the legal, finance, internal audit, compliance and risk management groups). The investment personnel responsible for the management of the Fund's portfolio and the Fund's investment strategies was not expected to change as a result of the Transaction. Accordingly, the Board determined that its analysis of the various factors regarding its approval of the Investment Management Agreement and Sub-Advisory Agreement would continue to apply to the New Investment Management Agreement and New Sub-Advisory Agreement.

G.  Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services to be provided to the Fund and that the Advisory Agreements and New Advisory Agreements should be and are approved on behalf of the Fund.

II.  Recent Developments

The Transaction closed on October 1, 2014 prior to the closing of the Mergers. The Mergers of the Target Funds into the Fund were effective December 22, 2014.

NUVEEN NASDAQ 100 DYNAMIC OVERWRITE FUND

I.  The Approval Process

The Board of Trustees of the Fund (the "Board," and each Trustee, a "Board Member"), including the Board Members who are not parties to the Fund's advisory or sub-advisory agreement or "interested persons" of any such parties (the "Independent Board Members"), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the Fund and determining whether to approve the Fund's advisory agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Adviser") and sub-advisory agreement (the "Sub-Advisory Agreement" and, together with the Investment Management Agreement, the "Advisory Agreements") between the Adviser and Nuveen Asset Management, LLC (the "Sub-Adviser" and, together with the Adviser, the "Fund Advisers" and each, a "Fund Adviser"). At an in-person meeting held on August 5-7, 2014 (the "August Meeting"), the Board considered and approved the Investment Management Agreement and the Sub-Advisory Agreement on behalf of the Fund.

The Board recognized that the Fund was newly formed for the purpose of effectuating the consolidation of Nuveen Equity Premium Advantage Fund (JLA) (the "Premium Advantage Fund") and NASDAQ Premium Income & Growth Fund Inc. (QQQX) (the "Premium Income Fund" and, together with the Premium Advantage Fund, the "Target Funds" and each, a "Target Fund") as part of a broad initiative to rationalize the product offerings of the Nuveen funds and eliminate overlapping products (collectively, the "Mergers"). At an in-person meeting held on April 30, 2014 (the "April Meeting"), the Board considered and approved the Mergers. At the April Meeting and prior meetings, the Adviser made presentations regarding the Mergers and the resulting Fund. At the August Meeting, the Board considered the Advisory Agreements for the new Fund.

During the August Meeting, the Independent Board Members met privately with their legal counsel to, among other things, review the Board's duties under the Investment Company Act of 1940 (the "1940 Act"), the general principles of state law in reviewing and

Nuveen Investments

approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory agreements and an adviser's fiduciary duty with respect to advisory agreements and compensation. The Board noted that the Adviser served as such to each of the Target Funds and, if approved, would serve as such to the Fund, and that the Sub-Adviser served as such for the Premium Income Fund and, if approved, would serve as such to the Fund. The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services to be provided by the Fund Advisers, (b) certain performance-related information (as described below), (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of Nuveen Investments, Inc. and its affiliates for advisory services ("Nuveen"), (d) the extent of any economies of scale, (e) any benefits to be derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.  Nature, Extent and Quality of Services

At the August Meeting and prior meetings, the Independent Board Members considered information regarding the rationale for the Mergers, including the investment objectives and strategies of the Target Funds compared to the Fund. The Board considered the nature, extent and quality of the Adviser's services provided to the Target Funds and of the Sub-Adviser's services provided to the Premium Income Fund and, in each case, as expected to be provided to the Fund after the Mergers, including portfolio management services and administrative services. As the Independent Board Members served on the Board of each Target Fund, the Board has a good understanding of each Fund Adviser's organization, operations, personnel and services. As the Independent Board Members also meet regularly throughout the year to oversee the various Nuveen funds, including the Target Funds, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year with the respective Fund Adviser in evaluating the Advisory Agreements.

The Independent Board Members considered that the terms of the Investment Management Agreement compared to the terms of the investment management agreements between the Adviser and the Target Funds and the terms of the Sub-Advisory Agreement compared to the terms of the sub-advisory agreement with the Sub-Adviser on behalf the Premium Income Fund. The Independent Board Members also recognized that they recently determined to renew the investment management agreements with the Adviser and Target Funds and the sub-advisory agreement with the Sub-Adviser on behalf of the Premium Income Fund at the April Meeting. Accordingly, the Board's considerations with respect to the renewal continue to be relevant in evaluating the Advisory Agreements. In considering the services, the Board noted that the Adviser would continue to provide various oversight, administrative, compliance and other services to the Fund and the Sub-Adviser would generally provide the portfolio investment management services to the Fund under the oversight of the Adviser. The Independent Board Members considered the quality and extent of the administrative and non-investment advisory services that the Adviser and its affiliates will provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that the Adviser would oversee the Sub-Adviser.

In considering the portfolio management services to be provided to the Fund by the Sub-Adviser, the Board considered the experience and qualifications of the investment team, noting that the portfolio managers managing the Premium Income Fund would also manage the portfolio of the Fund following the Mergers.

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each respective Advisory Agreement were satisfactory.

B.  The Investment Performance of the Fund and Fund Advisers

The Fund is new and therefore did not have its own performance history. The Board was, however, familiar with the performance records of the Target Funds and had reviewed, among other things, their annualized returns for the quarter, one-, three- and five-year periods ending June 30, 2014. Although the Board recognized that the Target Funds and the Fund may have similar investment objectives, policies, strategies and risks, the Board recognized that the principal investment strategies of the Fund differ from those of the Premium Advantage Fund. The Board noted, however, that the Fund's principal investment strategies are substantially comparable to those of the Premium Income Fund although there were some differences that may affect the future performance of the Fund. In this regard, the Board noted, among other differences, that the Fund's dynamic options strategy may cover a larger percentage of the Fund's equity portfolio than the Premium Income Fund's dynamic options strategy.

C.  Fees, Expenses and Profitability

1.  Fees and Expenses

The Board evaluated the proposed management fee and estimated expenses of the Fund. The Fund's management fee is comprised of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. The Independent Board Members recognized that the Adviser has agreed to reduce the management fee of the Fund by two basis points on the aggregate net asset value of the assets of the Premium Advantage Fund acquired by the Fund. The Independent Board Members further recognized that, as a result of greater economies of scale from the larger size of the Fund after merging the Target Funds, the Mergers were intended to result in reduced fees and expenses for the Fund over time compared to those of the Target Funds prior to the closing of the Mergers. Further, the Independent Board Members considered the proposed sub-advisory fee rate for the Fund (as a percentage of the Fund's managed assets) and observed that it was the same as the contractual sub-advisory fee rate of the Sub-Adviser with respect to the Premium Income Fund. Based on their review, the Independent Board Members determined that the Fund's management fees to each Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2.  Comparisons with the Fees of Other Clients

The Board recognized that, like all Nuveen funds, the Fund would have a sub-adviser (which, in the case of the Fund, would be an affiliated sub-adviser) and, therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In general terms, the fee to the Adviser will reflect the administrative services it will provide to support the Fund and, while some administrative services may occur at the sub-adviser level, the fee to the Sub-Adviser will generally reflect the portfolio management services provided by the Sub-Adviser. Due to their experience with other Nuveen funds, the Independent Board Members were familiar with the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser has assessed for such services to other clients. The Independent Board Members considered the fees each Fund Adviser was expected to assess to the Fund compared to that of other Nuveen funds or other clients. Such other clients may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In their review, the Independent Board Members had considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members

Nuveen Investments

recognized, at the August Meeting or prior meetings, that the fee rates charged to a Nuveen fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members have further noted, in particular, that the range of services provided to a fund (such as those to be provided to the Fund) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services to be provided by the Adviser are not required for institutional clients. The Board Members also reviewed a comparative analysis provided to them at the April Meeting comparing, among other things, each Target Fund's gross management fees, net management fees and net expense ratios to the fees and expenses of a comparable group of funds provided by an independent data provider. Such comparisons provided with respect to the Premium Income Fund continue to be relevant in light of the similarities of the investment objectives and strategies of such Target Fund and the Fund. Given the inherent differences in the various products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

3.  Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. At the April Meeting, the Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen's consolidated financial statements for 2013. The Independent Board Members recognized that this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members have been appointed as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered at the April Meeting Nuveen's revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted at the April Meeting the Adviser's continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized that the Adviser's continued commitment to its business should enhance the Adviser's capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser's particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted that the Adviser's adjusted operating margin appeared to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser's level of profitability for its advisory activities was reasonable in light of the services provided.

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

With respect to the Sub-Adviser, which is affiliated with Nuveen, the Independent Board Members previously reviewed its revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts the Fund Adviser may receive from the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the respective Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of the Fund. See Section E below for additional information on such indirect benefits the Fund Advisers may receive as a result of their relationship with a Nuveen fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D.  Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex, including the Fund, are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedule that reduce advisory fees as asset levels increase. As noted, with respect to the fund-level breakpoint schedule, the Adviser has agreed to reduce the management fee of the Fund by two basis points on the aggregate net asset value of the assets of the Premium Advantage Fund acquired by the Fund. As further noted, the complex-level breakpoint schedule applicable to the Fund is the same as the complex-level breakpoint schedule in the investment management agreements of the Target Funds. In addition, the Board noted that, as a result of the greater economies of scale from the larger size of the Fund after merging the Target Funds, the Mergers were intended to result in reduced fees and expenses for the Fund over time compared to those of the Target Funds prior to the closing of the Mergers. The Independent Board Members noted that, although the Fund could make additional share offerings from time to time, as a closed-end fund, the growth of the Fund's assets would occur primarily through the appreciation of its investment portfolio.

As noted, the Board also considered the Nuveen funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.  Indirect Benefits

In evaluating fees, the Independent Board Members considered information received at the April Meeting regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, with respect to closed-end funds, the Independent Board Members recognized that affiliates of the Adviser may receive

Nuveen Investments

revenues for serving as co-manager in initial public offerings of new closed-end funds as well as in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers would receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Fund's portfolio transactions are to be allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its respective soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund's portfolio transactions. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and its shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser's profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.  TIAA-CREF Transaction

Earlier in the year, the Board Members were advised of the potential acquisition of Nuveen by TIAA-CREF (the "Transaction"). For purposes of this section, references to "Nuveen" herein include all affiliates of Nuveen providing advisory, sub-advisory, distribution or other services to the Nuveen funds. In accordance with the 1940 Act, if the Transaction is consummated after the Investment Management Agreement and Sub-Advisory Agreement take effect, such a change in control would result in an assignment of the Advisory Agreements and the automatic termination of such agreements. Accordingly, the Board also considered the approval of an investment management agreement between the Adviser and the Fund (the "New Investment Management Agreement") and a sub-advisory agreement with the Sub-Adviser on behalf of the Fund (the "New Sub-Advisory Agreement" and, together with the New Investment Management Agreement, the "New Advisory Agreements") on substantially the same terms as the original Investment Management Agreement and Sub-Advisory Agreement respectively. Such New Advisory Agreements would take effect upon the consummation of the Transaction if it occurs after the effectiveness of the Advisory Agreements. Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel regarding, among other things, the Transaction and its impact on Nuveen and the Fund Advisers. In its review, the Board considered the terms of the Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds; the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen's capital structure; the regulatory requirements applicable to Nuveen or Nuveen fund operations; and the fees and expenses of the Nuveen funds, including the complex-wide fee arrangement. The Board Members also considered, among other things, the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from Fund Advisers' employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise.

Based on their review, the Board Members recognized that no diminution in the nature, quality and extent of services provided by the Fund Advisers is expected as a result of the Transaction. The Board considered that the terms of the New Investment Management Agreement, including the fees payable thereunder, would be substantially identical to those of the original Investment

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Management Agreement. Similarly, the terms of the New Sub-Advisory Agreement, including fees payable thereunder, would be substantially identical to those of the original Sub-Advisory Agreement. The services to be provided and the standard of care under the New Investment Management Agreement and New Sub-Advisory Agreement would be the same as the corresponding original agreements. The fund-level and complex-wide breakpoint schedules will not change under the New Advisory Agreements. The Board considered that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses but would receive general support and oversight from certain TIAA-CREF functional groups (such as the legal, finance, internal audit, compliance and risk management groups). The investment personnel responsible for the management of the Fund's portfolio and the Fund's investment strategies was not expected to change as a result of the Transaction. Accordingly, the Board determined that its analysis of the various factors regarding its approval of the Investment Management Agreement and Sub-Advisory Agreement would continue to apply to the New Investment Management Agreement and New Sub-Advisory Agreement.

G.  Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services to be provided to the Fund and that the Advisory Agreements and New Advisory Agreements should be and are approved on behalf of the Fund.

II.  Recent Developments

The Transaction closed on October 1, 2014 prior to the closing of the Mergers. The Mergers of the Target Funds into the Fund were effective December 22, 2014.

Nuveen Investments

Board

Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■WILLIAM J. SCHNEIDER
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	195
■JACK B. EVANS
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	195
■WILLIAM C. HUNTER
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

				195
■DAVID J. KUNDERT
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II

Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

				195
Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■JOHN K. NELSON
1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class II

Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.

				195
■JUDITH M. STOCKDALE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	195
■CAROLE E. STONE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	195
■VIRGINIA L. STRINGER
1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	195
■TERENCE J. TOTH
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II

Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				195

Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Interested Board Members:
■WILLIAM ADAMS IV(2)
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda's Club Chicago.	195
■THOMAS S. SCHREIER, JR.(2)
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman's Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	195
Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				196
■CEDRIC H. ANTOSIEWICZ
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014)	89
■MARGO L. COOK
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	196

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■LORNA C. FERGUSON
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	196
■STEPHEN D. FOY
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	196
■SCOTT S. GRACE
1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				196
■WALTER M. KELLY
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	196
■TINA M. LAZAR
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	196
■KEVIN J. MCCARTHY
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.

				196

Nuveen Investments

Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■KATHLEEN L. PRUDHOMME
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	196
■JOEL T. SLAGER
1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	196

(1)  The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  "Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Disclosures for Usage of the

Dow Jones Industrial Average and S&P 500 Index

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

The Dow Jones Industrial Average (the "Index") is a product of S&P Dow Jones Indices LLC ("S&P DJI") and has been licensed to Nuveen Fund Advisors, LLC in connection with the Nuveen Dow 30SM Dynamic Overwrite Fund. Dow Jones Industrial Average®, The DowTM, and The Dow 30TM are trademarks of Dow Jones Trademark Holdings LLC ("Dow Jones") and have been licensed for use by S&P DJI and/or its affiliates and have sublicensed for certain purposes by Nuveen Fund Advisors, LLC.

The Nuveen Dow 30SM Dynamic Overwrite Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, or any of their respective affiliates or third party licensors (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Nuveen Dow 30SM Dynamic Overwrite Fund or any member of the public regarding the advisability of investing in securities generally or in the Nuveen Dow 30SM Dynamic Overwrite Fund particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices' only relationship to Nuveen Fund Advisors, LLC with respect to the Product is the licensing of the Index and the trademarks identified above. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Nuveen Fund Advisors, LLC or the Nuveen Dow 30SM Dynamic Overwrite Fund. S&P Dow Jones Indices have no obligation to take the needs of Nuveen Fund Advisors, LLC or the owners of the Nuveen Dow 30SM Dynamic Overwrite Fund into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices is responsible for and has not participated in the determination of the price of the Nuveen Dow 30SM Dynamic Overwrite Fund or the timing of the issuance or sale of the Nuveen Dow 30SM Dynamic Overwrite Fund. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Nuveen Dow 30SM Dynamic Overwrite Fund. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING BUT NOT LIMITED TO, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY NUVEEN FUND ADVISORS, LLC, OWNERS OF THE NUVEEN DOW 30SM DYNAMIC OVERWRITE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND NUVEEN FUND ADVISORS, LLC, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

The S&P 500 (the "Index") is a product of S&P Dow Jones Indices LLC ("S&P DJI") and has been licensed to Nuveen Fund Advisors, LLC in connection with the Nuveen S&P 500 Dynamic Overwrite Fund. S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services LLC ("SPFS") and have been licensed for use by S&P DJI and/or its affiliates and have sublicensed for certain purposes by Nuveen Fund Advisors, LLC.

The Nuveen S&P 500 Dynamic Overwrite Fund is not sponsored, endorsed, sold or promoted by S&P DJI, SPFS, or any of their respective affiliates or third party licensors (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Nuveen S&P 500 Dynamic Overwrite Fund or any member of the public regarding the advisability of investing in securities generally or in the Nuveen S&P 500 Dynamic Overwrite Fund particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices' only relationship to Nuveen Fund Advisors, LLC with respect to the Product is the licensing of the Index and the trademarks identified above. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Nuveen Fund Advisors, LLC or the Nuveen S&P 500 Dynamic Overwrite Fund. S&P Dow Jones Indices have no obligation to take the needs of Nuveen Fund Advisors, LLC or the owners of the Nuveen S&P 500 Dynamic Overwrite Fund into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices is responsible for and has not participated in the determination of the price of the Nuveen S&P 500 Dynamic Overwrite Fund or the timing of the issuance or sale of the Nuveen

S&P 500 Dynamic Overwrite Fund. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Nuveen S&P 500 Dynamic Overwrite Fund. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING BUT NOT LIMITED TO, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY NUVEEN FUND ADVISORS, LLC, OWNERS OF THE NUVEEN S&P 500 DYNAMIC OVERWRITE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND NUVEEN FUND ADVISORS, LLC, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

The S&P 500 (the "Index") is a product of S&P Dow Jones Indices LLC ("S&P DJI") and has been licensed to Nuveen Fund Advisors, LLC in connection with the Nuveen S&P 500 Buy-Write Income Fund. S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services LLC ("SPFS") and have been licensed for use by S&P DJI and/or its affiliates and have sublicensed for certain purposes by Nuveen Fund Advisors, LLC.

The Nuveen S&P 500 Buy-Write Income Fund is not sponsored, endorsed, sold or promoted by S&P DJI, SPFS, or any of their respective affiliates or third party licensors (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Nuveen S&P 500 Buy-Write Income Fund or any member of the public regarding the advisability of investing in securities generally or in the Nuveen S&P 500 Buy-Write Income Fund particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices' only relationship to Nuveen Fund Advisors, LLC with respect to the Product is the licensing of the Index and the trademarks identified above. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Nuveen Fund Advisors, LLC or the Nuveen S&P 500 Buy-Write Income Fund. S&P Dow Jones Indices have no obligation to take the needs of Nuveen Fund Advisors, LLC or the owners of the Nuveen S&P 500 Buy-Write Income Fund into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices is responsible for and has not participated in the determination of the price of the Nuveen S&P 500 Buy-Write Income Fund or the timing of the issuance or sale of the Nuveen S&P 500 Buy-Write Income Fund. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Nuveen S&P 500 Buy-Write Income Fund. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING BUT NOT LIMITED TO, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY NUVEEN FUND ADVISORS, LLC, OWNERS OF THE NUVEEN S&P 500 BUY-WRITE INCOME FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND NUVEEN FUND ADVISORS, LLC, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of December 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

EAN-D-1214D 6248-INV-Y02/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen S&P 500 Buy-Write Income Fund

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

(5) Nuveen S&P 500 Buy-Write Income Fund

N-CSR Filing / December 31, 2014 FYE

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2014	$33,437	$6,000	$810	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2013	$28,323	$0	$3,250	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4) “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

(5) Nuveen Equity Premium Opportunity Fund (JSN) merged into Nuveen Equity Premium Income Fund (JPZ) on 12/19/2014. JPZ was then renamed to Nuveen S&P 500 Buy-Write Income Fund and changed its Nuveen ticker to BXMX on 12/22/2014.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2014	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2013	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2014	$810	$0	$0	$810
December 31, 2013	$3,250	$0	$0	$3,250

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Gateway Investment Advisers, LLC (“Gateway” or the “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

The SEC has issued regulations with respect to proxy voting for all registered investment advisers and their clients. To meet these requirements on a client’s behalf, Gateway has adopted policies as described below.

Gateway recognizes that voting rights are financial assets of a client’s account and that they must be managed accordingly, with voting decisions made in the client’s best interests. To that end and because of increasing complexity in administering policies in this area, Gateway has contracted with Institutional Shareholder Services (ISS) a nationally recognized proxy voting agent, to assist in administering client proxy votes and to provide voting recommendation on each ballot issue. ISS has developed its US Summary Proxy Voting Guidelines, which provide vote recommendations for proxy voting that are designed to serve the best interest of investors. These guidelines outline the rationale for determining how particular issues should be voted.  Gateway incorporated these guidelines into its Proxy Voting Policy and has instructed ISS to vote accordingly. In addition, Gateway’s policy Y addresses the rare circumstances in which ISS’ voting recommendations may not be followed. The policy describes how any conflicts of interest would be handled. It also refers to procedures that address Gateway’s continuing due diligence of ISS.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC (“NFALLC”) is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”.)  NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Gateway Investment Advisers, LLC (“Gateway”, or the “Sub-Adviser”), as sub-adviser to provide discretionary investment advisory services.  The following section provides information on the portfolio managers at the Sub-Adviser.

Item 8 (a)(1).  PORTFOLIO MANAGER BIOGRAPHIES

Michael T. Buckius and Kenneth H. Toft - Michael T. Buckius, CFA and Kenneth H. Toft, CFA, are responsible for investing the Managed Assets of the Nuveen S&P 500 Buy-Write Income Fund (BXMX).  Mr. Buckius is Gateway’s Chief Investment Officer as well as a Senior Vice President and Portfolio Manager.  He joined Gateway in 1999 as Vice President and Portfolio Manager, prior to which he worked as an equity derivative sales professional at Bear Stearns & Co. and Bankers Trust Company. Mr. Toft joined Gateway in 1992 and is currently a Senior Vice President and Portfolio Manager.  He had been a Vice President and Portfolio Manager for the firm since 1997, prior to which he held the position of Senior Trader and Research Analyst.  Messrs. Buckius and Toft also serve as co-portfolio managers of Gateway’s flagship open-end fund, the Gateway Fund.

Item 8 (a)(2).  OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

As of December 31, 2014, Mr. Buckius and Mr. Toft were responsible for day-to-day management of 5 registered investment company accounts (excluding the Fund) having assets of approximately $8.76 billion.  Mr. Buckius was responsible for day-to-day management of 28 other accounts having assets of approximately $1.76 billion in the aggregate, and Mr. Toft was responsible for day-to-day management of 15 other accounts having assets of approximately $269.9 million in aggregate.  Neither Mr. Toft nor Mr. Buckius managed any accounts having a performance based investment advisory fee.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts.  Fees earned by Gateway may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts.  These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund.  A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts.  In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund.  However, Gateway believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors.  In addition, Gateway has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Item 8 (a)(3).  FUND MANAGER COMPENSATION

Messrs. Buckius and Toft are compensated for their services by Gateway.  Their compensation is comprised of three parts: base salary; incentive compensation related to the profitability of Gateway (with management fees for the Fund and all other Gateway-managed accounts being asset-based, not performance-based, either absolutely or in relation to any benchmark); and a retirement plan.  The incentive compensation component, comprised of both a long-term incentive pool and a short-term incentive pool, is anticipated to be larger than the base salary component.  Messrs. Buckius and Toft are parties to employment agreements that provide for automatic renewals for successive one-calendar-year periods and, among other things, a specified base salary and certain undertakings not to compete with the Adviser or solicit its clients.  The non-competition and non-solicitation undertakings will expire one year from the termination of employment.

Item 8 (a)(4).  OWNERSHIP OF BXMX SECURITIES AS OF DECEMBER 31, 2014

Name of Portfolio Manager	Dollar range of equity securities beneficially owned in Fund
Kenneth H. Toft	$10,001 - $50,000
Michael T. Buckius	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen S&P 500 Buy-Write Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 6, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 6, 2015